UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01519

STATE FARM ASSOCIATES’ FUNDS TRUST

(Exact name of registrant as specified in charter)

One State Farm Plaza

Bloomington, IL 61710-0001

(Address of principal executive offices) (Zip code)

Michael L. Tipsord	Alan Goldberg
One State Farm Plaza	K&L Gates LLP
Bloomington, Illinois 61710-0001	Three First National Plaza
70 West Madison St., Suite 3100
Chicago, Illinois 60602

(Names and addresses of agents for service)

Registrant’s telephone number, including area code: 1-800-447-0740

Date of fiscal year end: 11/30/2010

Date of reporting period: 11/30/2010

ITEM 1. REPORTS TO STOCKHOLDERS.

November 30, 2010

   State Farm Associates’ Funds Trust

  A  N  N  U  A  L     R  E  P  O  R  T

To learn about electronic delivery of mutual funds documents and how to enroll, go to statefarm.com®, click on Mutual Funds, and then click on Go Green with E-delivery.	State Farm Growth Fund State Farm Balanced Fund State Farm Interim Fund State Farm Municipal Bond Fund

A prospectus for the State Farm Associates’ Funds Trust is available through State Farm VP Management Corp., One State Farm Plaza, Bloomington, Illinois
61710, 1-800-447-0740. Please read the prospectus and consider the investment objectives, risks, charges and expenses, and other information it contains about the Funds carefully before investing.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, are available without charge upon request at 1-800-447-0740 and at “http://www.sec.gov.” The Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at “http://www.sec.gov.”

The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds make the information on Form N-Q available to shareholders upon request without charge at 1-800-447-0740.

Any website referenced in this report is an inactive textual reference only, and information contained in or otherwise accessible through that website does not form a part of, and is not incorporated by reference into, this report.

ANNUAL REPORT

Message to Shareholders of State Farm Associates’ Funds Trust

Dear Fellow Shareholders,

Thank you for investing with State Farm Mutual Funds®. Enclosed is the Annual Report for the 12-month period ended November 30, 2010. In this report, you will find management’s discussion of investment philosophy and process for each of the Funds offered by the Trust, factors that affected each Fund’s performance over the 12-month period, and benchmark index comparisons that are designed to put that performance into context.

During the 2010 fiscal year, the financial markets experienced significant price volatility. However, by November 30, the major equity markets and the major fixed income markets generated positive total returns for the fiscal year. The table below shows total annual returns for each of the four Funds compared to their respective benchmarks for the 12-month period ended November 30, 2010.

Average Annual Total Returns (as of November 30, 2010)[1]

Fund	Annual Total Returns 1-year
State Farm Growth Fund	4.86%
Benchmark: S&P 500 Index	9.94%

State Farm Balanced Fund	5.15%
Benchmark: Blended benchmark*	8.66%

State Farm Interim Fund	2.43%
Benchmark: Barclays Capital 1-5 Year U.S. Treasury Index	3.05%

State Farm Municipal Bond Fund	3.64%
Benchmark: Barclays Capital Municipal Bond Index	4.76%

* 60% S&P 500 Index / 40% Barclays Capital Intermediate Gov/Credit Index (rebalanced on a monthly basis)

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Securities Response Center at 1.800.447.0740. It is not possible to invest directly in an index.

Equity markets, as represented by the S&P 500 Index, generated a 9.94% total return for the 12-month period ended November 30, 2010. During this time period, the market environment was influenced by many positive factors, including generally subdued inflation, improving corporate earnings, and modest positive growth in Gross Domestic Product (GDP). In addition, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended November 30, 2010. However, the market environment was not without its challenges throughout the period. During the summer months, May through August, equity markets were especially volatile on concerns about ongoing sovereign

[1]

Source: State Farm Mutual Funds returns prepared by State Farm Investment Management Corp. (SFIMC), the Funds’ investment adviser. S&P 500 Index return provided by Bloomberg. The S&P 500® Index is a capitalization-weighted measure of common stocks of 500 large U.S. companies.

The blended benchmark return provided by SFIMC. The blended benchmark is comprised of 60% S&P 500 Index / 40% Barclays Capital Intermediate Gov/Credit Index. The Barclays Capital Intermediate Government/Credit Index contains approximately 3,832 U.S. Treasury, corporate and other securities with an average maturity of about 4.43 years.

The Barclays Capital 1-5 Year U.S. Treasury Index return provided by Barclays Capital Inc. The Barclays Capital 1-5 Year U.S. Treasury Index measures the performance of short-term U.S. Treasury Securities maturing within one to five years.

The Barclays Capital Municipal Bond Index return provided by Barclays Capital Inc. The Barclays Capital Municipal Bond Index is an unmanaged index representative of the tax-exempt bond market and is made up of investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

1

Message to Shareholders of State Farm Associates’ Funds Trust (continued)

debt issues in several European countries, including Portugal, Italy, Ireland, Greece and Spain. In addition, high levels of unemployment in the U.S. persisted throughout the entire 12-month reporting period, bringing into question the strength and sustainability of a budding economic recovery.

Bond markets, as represented by the Barclays Capital 1-5 Year U.S. Treasury Index, generated a total return of 3.05% during the 12-month period ended November 30, 2010, as interest rates declined during the period. Over the entire 12-month period, the yield on 10-year U.S. Treasuries declined from 3.21% on December 1, 2009, to 2.81% on November 30, 2010. Short-term yields remained low, with 3-month U.S. Treasury yields ranging between 0.02 and 0.18% during the period. Interest rates were affected by ongoing concerns over the European debt crisis, which helped lift the demand for the relatively safe haven of U.S. Treasuries. In addition, in early November 2010, the Federal Reserve announced that it would purchase an additional $600 billion of U.S. Treasuries by the middle of 2011 in an effort to help stimulate the economy (a policy known as “quantitative easing”).2

While dramatic changes in the markets, either positive or negative, are part of investing, State Farm Investment Management Corp. has consistently maintained a long term, disciplined approach to managing investment risk.

Included for your review are audited financial statements and a complete list of portfolio holdings to help you further understand the Funds you own. We encourage your review and consideration of this entire report. Thank you for your continued investment in State Farm Mutual Funds®.

Sincerely,

Joe Monk
Senior Vice President
State Farm Investment Management Corp.

[2]

Source: The U.S. Department of Treasury. A 10-year U.S. Treasury Bond is a debt obligation issued by the U.S. Treasury that has a term of more than one year, but not more than 10 years. A 3-month U.S. Treasury Bill is a debt obligation issued by the U.S. Treasury that has a term of 92 days or less. U.S. Treasury securities are backed by the full faith and credit of the U.S. government and are guaranteed only as to the prompt payment of principal and interest, and are subject to market risks if sold prior to maturity. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. Past performance does not guarantee future results.

2

State Farm Growth Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Growth Fund is managed with a long-term investment orientation. Our investment process is based on a rigorous fundamental analysis of companies. We focus on risk as well as the potential for reward. We look for well managed companies with a niche or business specialty that serves an appropriately-sized market opportunity. We prefer companies with a strong customer focus and a history of prudent financial decisions. We also believe that dividends are an important part of an investment’s total return and therefore prefer companies that pay a regular dividend. While we are conscious of how the Fund’s portfolio differs from its broad-based benchmark, the S&P 500 Index, we do not make decisions based upon the Index.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by many positive factors including: generally subdued inflation, improving corporate earnings, and modest positive growth in Gross Domestic Product (GDP). In addition, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended November 30, 2010. However, the market environment was not without its challenges throughout the period. During the summer months, May through August, equity markets were especially volatile on concerns about ongoing sovereign debt issues in several European countries, including Portugal, Italy, Ireland, Greece and Spain. In addition, high levels of unemployment in the U.S. persisted throughout the entire 12-month reporting period, bringing into question the strength and sustainability of a budding economic recovery.

Throughout the year, oil prices were generally stable while gold prices rose steadily. Oil prices began the period at around $77/ barrel and rose to around $84/barrel by the end of November 2010, an increase of 9% for the 12-month period. Gold prices began the period at around $1,181 per troy ounce and increased to $1,385/oz. by the end of November 2010, an increase of nearly 17% for the 12-month period.

The U.S. dollar rose against the 16-nation Euro during the period as concerns of the sovereign debt crisis in Europe led investors to seek the relative safety of the U.S. dollar. For the period December 2009 through November 2010, the U.S. dollar rose by approximately 16% to $1.30/Euro. Versus the British pound, the U.S. dollar rose by approximately 6% during the period to $1.56/£.

The 12-month total return for the S&P 500 Index was 9.94% for the period ended November 30, 2010. The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 47%, a contraction of the price/earnings valuation of the S&P 500 Index of approximately -27%, and a dividend return of approximately 2.1%.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*  Illustrated by Industry and based on total net assets as of November 30, 2010. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

** Represents 10 other industries, each of which represents less than 5% of total net assets.

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How did the Fund perform during the reporting period?

For the 1-year period ended November 30, 2010, the State Farm Growth Fund had a total return of 4.86% after expenses, compared to a 9.94% total return for the S&P 500 Index. The line graph below provides additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended November 30

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Securities Response Center at 1.800.447.0740. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Companies in the State Farm Growth Fund from the Chemicals and Machinery & Manufacturing industries performed relatively well. Sigma-Aldrich Corp. (5.80% of total net assets) was the largest contributor to the Fund’s return, gaining over 18% for the reporting period. In addition, within Chemicals, International Flavors & Fragrances Inc. (0.92% of total net assets) was up 29%, while E.I. du Pont de Nemours & Co. (0.72% of total net assets) increased 36% during the period. Caterpillar Inc. (2.48% of total net assets) was the best performing stock in the Fund’s portfolio, with a price increase of 45% for the year. Caterpillar was the second largest contributor to the Fund’s return during the period.

Also contributing to the Fund’s positive result were several holdings in the Media & Broadcasting, Mining & Metals, and Oil & Gas industries. Within Media & Broadcasting, Walt Disney Co. (3.33% of total net assets) posted a gain of 21%. In Mining & Metals, Rio Tinto PLC ADR (1.94% of total net assets) improved 26%. Among the Oil & Gas holdings, Bill Barrett Corp. (1.33% of total net assets) experienced a price gain of 35%.

The top five individual detractors to Fund performance came from a broad range of industries, including Computers, Oil & Gas, Computer Software & Services, and Building Materials. Hewlett-Packard Co. (4.23% of total net assets) was the largest detractor to the Fund’s return with a price decrease of –15%. Also detracting from the return was BP PLC ADR (sold during the year), Exxon Mobil Corp. (6.07% of total net assets), Microsoft Corp. (2.67% of total net assets), and Vulcan Materials Co. (1.39% of total net assets), which declined –52%, –7%, –14%, and –17%, respectively.

*	The S&P 500® Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies.

The S&P 500® Index represents an unmanaged group of stocks that differs from the composition of the Growth Fund. Unlike an investment in the Growth Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

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Other top ten holdings of the Fund include Chevron Corp. (2.87% of total net assets) and International Business Machines Corp. (2.74% of total net assets), which posted gains of 4% and 12%, respectively. Meanwhile, Johnson & Johnson (5.10% of total net assets), Procter & Gamble Co. (3.60% of total net assets) and Archer-Daniels-Midland Co. (3.37% of total net assets) declined –2%,–2%, and –6%, respectively.

The State Farm Growth Fund’s portfolio turnover over the past 12 months was 0.55%, which is consistent with the Fund’s investment philosophy and approach. There were 64 holdings in the Fund totaling approximately $3.0 billion in assets at the end of the reporting period compared to 65 holdings and approximately $3.0 billion in assets one-year earlier. As discussed in the Overview – we feel that a company’s dividend policy is an important component in the analysis and selection of securities for the State Farm Growth Fund. From January 1, 2010, through November 30, 2010, 36 of the stocks in the portfolio, accounting for nearly 70% of the Fund’s total net assets, increased their dividends.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

We are long-term investors who spend a lot of time getting to know companies and the people who run them. We seek to understand the company’s long term strategies as well as the competitive advantages and risks inherent in them. When we invest in a company, it is normally our intention to maintain that investment for a very long period of time. Our investment strategy generally is not influenced by short term factors. Our philosophy sometimes will result in periods when the Fund’s performance trails that of the market. We define risk as the permanent loss of investment capital. We believe that our philosophy combined with our views on risk have produced competitive returns versus the benchmark over a long period of time.

5

State Farm Balanced Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Balanced Fund is invested in a combination of stocks and bonds in the pursuit of long-term growth of principal while providing some current income. The Balanced Fund seeks to achieve its objective by investing approximately 60% of its total assets in common stocks, and ordinarily limits its common stock investments to no more than 75% of total assets. The Balanced Fund ordinarily invests at least 25% of its total assets in fixed income securities, but for a time may choose to invest as much as 75% of its total assets in fixed income securities, including short-term securities. The equity allocation is managed with a conservative bias that favors large capitalization companies that we believe are well managed with a niche or business specialty. The fixed income component invests in high quality U.S. government and corporate bonds primarily of intermediate maturity and seeks to provide shareowners with current income in addition to some protection from equity market volatility. We tend to maintain a long-term investment orientation with both the stock and bond investments in the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

The market environment was influenced by many positive factors including: generally subdued inflation, improving corporate earnings, and modest positive growth in Gross Domestic Product (GDP). In addition, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended November 30, 2010. However, the market environment was not without its challenges throughout the period. During the summer months, May through August, equity markets were especially volatile on concerns about ongoing sovereign debt issues in several European countries, including Portugal, Italy, Ireland, Greece and Spain. In addition, high levels of unemployment in the U.S. persisted throughout the entire 12-month reporting period, bringing into question the strength and sustainability of a budding economic recovery.

Throughout the year, oil prices were generally stable while gold prices rose steadily. Oil prices began the period at around $77/ barrel and rose to around $84/barrel by the end of November 2010, an increase of 9% for the 12-month period. Gold prices began the period at around $1,181 per troy ounce and increased to $1,385/oz. by the end of November 2010, an increase of nearly 17% for the 12-month period.

The U.S. dollar rose against the 16-nation Euro during the period as concerns of the sovereign debt crisis in Europe led investors to seek the relative safety of the U.S. dollar. For the period December 2009 through November 2010, the U.S. dollar rose by approximately 16% to $1.30/Euro. Versus the British pound, the U.S. dollar rose by approximately 6% during the period to $1.56/£.

The 12-month total return for the S&P 500 Index was 9.94% for the period ended November 30, 2010. The total return for the period reflected an increase in corporate earnings per share for the S&P 500 Index companies of approximately 47%, a contraction of the price/earnings valuation of the S&P 500 Index of approximately –27%, and a dividend return of approximately 2.1%.

Bond markets, as represented by the Barclays Capital Intermediate Government/Credit Index, generated a total return of 5.67% during the 12-month period ended November 30, 2010. The performance of the Index was driven primarily by the Intermediate Government-portion (71.25% Index weighting), which posted a total return of 4.45%, while the Intermediate Credit-portion (28.75% Index weighting) generated a total return of 8.07%. The total return of the Intermediate Government-portion was comprised of a price return of 1.64% and a coupon return of 2.81%. Meanwhile, the total return of the Intermediate Credit-portion was comprised of a price return of 2.86% and a coupon return of 5.21%.1

Provide an illustration of the Fund’s investments.

Fund Composition* (unaudited)

*	Illustrated by Type of Security and based on total net assets as of November 30, 2010. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

[1]	Source: Barclays Capital Live®

6

How did the Fund perform during the reporting period?

For the 1-year period ended November 30, 2010, the State Farm Balanced Fund had a total return of 5.15% after expenses. The total return of the blended benchmark was 8.66% for the same period. The blended benchmark used is a combination of 60% S&P 500 Index and 40% Barclays Capital Intermediate Government/Credit Index (rebalanced on a monthly basis). The total return of the all equity benchmark S&P 500 Index was 9.94%, while the fixed income benchmark Barclays Capital Intermediate Government/ Credit Index had a total return of 5.67% over the same time period. The line graph below provides additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended November 30

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Securities Response Center at 1.800.447.0740. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Equity portion of the Fund (55.73% of total net assets at the end of the period)

Companies in the State Farm Balanced Fund from the Machinery & Manufacturing and Chemicals industries performed relatively well. Caterpillar Inc. (1.78% of total net assets) was the largest contributor to the Fund’s return and was also the best performing stock in the Fund’s portfolio, with a price increase of 45% for the year. Sigma-Aldrich Corp. (2.49% of total net assets) was the third largest contributor to the Fund’s return, gaining over 18% for the reporting period. In addition, within Chemicals, International Flavors & Fragrances Inc. (0.50% of total net assets) was up 29%, while E.I. du Pont de Nemours & Co. (0.41% of total net assets) increased 36% during the period.

Also contributing to the Fund’s positive result were several holdings in the Media & Broadcasting, Mining & Metals, and Computers industries. Within Media & Broadcasting, Walt Disney Co. (3.12% of total net assets) posted a gain of 21%. In Mining & Metals, Rio Tinto PLC ADR (1.50% of total net assets) improved 26%. Among the Computers holdings, International Business Machines Corp. (1.72% of total net assets) experienced a price gain of 12%.

*	The S&P 500® Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies.

**	The Barclays Capital Intermediate Government/Credit Index contains approximately 3,832 U.S. Treasury, corporate and other securities with an average maturity of about 4.43 years.

***	State Farm Investment Management Corp. computes the Blended Benchmark using 60% S&P 500 Index and 40% Barclays Capital Intermediate Gov/Credit Index (rebalanced on a monthly basis).

The S&P 500® Index and the Barclays Capital Intermediate Gov/Credit Index represent unmanaged groups of stocks and bonds that differ from the composition of the Balanced Fund. Unlike an investment in the Balanced Fund, theoretical investments in the Indices or Blended Benchmark do not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

7

The top five individual detractors to Fund performance came from a broad range of industries, including Computers, Oil & Gas, Computer Software & Services, and Mining & Metals. Hewlett-Packard Co. (2.53% of total net assets) was the largest detractor to the Fund’s return with a price decrease of –15%. Also detracting from the return was BP PLC ADR (sold during the year), Microsoft Corp. (1.26% of total net assets), Exxon Mobil Corp. (2.50% of total net assets), and Nucor Corp. (1.32% of total net assets), which declined –52%, –14%, –7%, and –11%, respectively.

Other top ten holdings of the Fund include Chevron Corp. (1.87% of total net assets), which posted a gain of 4%. Meanwhile, Procter & Gamble Co. (2.34% of total net assets), Archer-Daniels-Midland Co. (2.18% of total net assets), and Johnson & Johnson (2.06% of total net assets), declined –2%, –6%, and –2%, respectively.

Turnover in the equity portion of the State Farm Balanced Fund’s portfolio over the past 12 months was 0.58%, which is consistent with the Fund’s investment philosophy and approach. There were 74 holdings in the equity portion of the Fund totaling approximately $696 million in assets at the end of the reporting period compared to 70 holdings and approximately $663 million in assets one-year earlier. We also feel that a company’s dividend policy is an important component in the analysis and selection of equity securities for the State Farm Balanced Fund. From January 1, 2010, through November 30, 2010, 43 of the stocks in the portfolio, accounting for over 65% of the equity portion of the Fund’s net assets, increased their dividends.

Fixed Income portion of the Fund (43.70% of total net assets at the end of the period)

An intermediate maturity structure continues to be the Fund’s fixed-income investment orientation with 68.0% of the fixed income securities (representing 25.7% of total net assets) maturing within 3-11 years. These securities included U.S. Treasury securities (21.01% of total net assets) and corporate bonds (16.41% of total net assets). From a credit rating standpoint, the majority of the fixed income portion of the Fund was invested in Aaa-rated securities, including U.S. Treasury bonds and certain corporate bonds (48.7% of fixed income assets). The remaining corporate fixed income portfolio was invested in Aa-rated bonds (8.9% of fixed income assets), single A-rated debt (21.9% of fixed income assets), and Baa-rated bonds (6.1% of fixed income assets).2

The positive total return of the fixed income portion of the Fund over the 12-month period was generated nearly equally by the Fund’s holdings of corporate bonds and U.S. Treasury securities. The total return contribution from corporate bonds in the Fund was comprised of a mid-single digit coupon return and a low-single digit price return resulting, in part, from an improved economic outlook for corporate bonds during the year. Meanwhile, the total return contribution from U.S. Treasury securities in the Fund was comprised of both a mid-single digit coupon return and price return. The Fund’s overweight position in corporate bonds provided a favorable return comparison relative to the Barclays Capital Intermediate Gov/Credit Index. The Fund’s fixed-income investment orientation of investing in intermediate-term, higher quality bonds helped to provide stability and serve as a buffer to the volatility from the equity portion of the State Farm Balanced Fund throughout the year. The duration of the State Farm Balanced Fund’s bond portfolio at the end of November 2010 stood at 3.4 years which is up slightly from 3.2 years on December 1, 2009. Duration is a statistical calculation that measures a bond’s (or in this case, a bond portfolio’s) price sensitivity relative to general movements in interest rates.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

The Fund is designed and managed as a balanced fund that blends both stocks and bonds together in one convenient investment. Given that structure, performance for the Fund over the long term will typically (but not always) fall somewhere in between the return of a stock index like the S&P 500 Index and a bond index like the Barclays Capital Intermediate Government/Credit Index.

[2]

Ratings by Moody’s Investor Services Inc. (“Moody’s”). Percentages are based on total fixed income investments as of November 30, 2010. Of the remaining fixed income investments, 0.8% were not rated by Moody’s, and 13.6% were short term investments.

8

State Farm Interim Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Interim Fund is managed in a fashion that seeks to achieve over a period of years, the highest yield possible that is consistent with low price volatility. When managing the Fund, we are generally buy-and-hold investors who focus primarily on U.S. Government obligations. General investment practice within the Fund is to maintain a portfolio with approximately equal amounts maturing over the next six years.

Describe the relevant market environment as it related to the Fund for the reporting period.

Throughout the 1-year period ended November 30, 2010, fixed-income markets were impacted by factors including generally subdued inflation, improving corporate earnings, and modest positive growth in Gross Domestic Product (GDP). In addition, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended November 30, 2010. In late-November, the Federal Reserve also announced that it would purchase an additional $600 billion of U.S. Treasuries by the middle of 2011 in an effort to help stimulate the economy (a policy known as “quantitative easing”).

During the 1-year period, the U.S. Treasury yield curve flattened somewhat with interest rates declining on longer-maturity U.S. Treasuries to a greater extent than on short- and intermediate-maturity U.S. Treasuries. For example, the yield on 10-year U.S. Treasuries declined 40 basis points from 3.21% on December 1, 2009 to 2.81% on November 30, 2010, while the yield on 2-year U.S. Treasuries decreased 22 basis points from 0.67% on December 1, 2009 to 0.45% on November 30, 2010. Short term yields remained at low levels, with 3-month U.S. Treasury yields increasing slightly from 0.06% on December 1, 2009 to 0.17% on November 30, 2010.

Overall, for the year ended November 30, 2010, short- and intermediate-maturity U.S. Treasuries underperformed relative to longer-maturity U.S. Treasuries. For the 1-year period, the total return for 1-3 year U.S. Treasuries and Intermediate-maturity U.S. Treasuries were 1.79% and 4.65%, respectively, compared to a total return of 6.49% on 20+ year U.S. Treasuries.

Provide an illustration of the Fund’s investments.

Fund Composition* (unaudited)

*	Illustrated by Type of Security and based on total net assets as of November 30, 2010. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

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How did the Fund perform during the reporting period?

For the 1-year period ended November 30, 2010, the State Farm Interim Fund had a total return of 2.43% after expenses, compared to a return of 3.05% for the Barclays Capital 1-5 Year U.S. Treasury Index. The line graph below provides additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended November 30

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Securities Response Center at 1.800.447.0740. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund’s orientation towards short- and intermediate-maturity U.S. Treasury Notes provided a positive total return as interest rates declined on 1-5 year U.S. Treasuries throughout the 1-year period. Short- and intermediate-maturity U.S. Treasuries underperformed relative to longer-maturity U.S. Treasuries over the entire 12-month period ended November 30, 2010. As mentioned earlier, the Fund maintains generally equal amounts of exposure across a six-year maturity spectrum. As bonds mature, they are reinvested in U.S. Treasury Notes at prevailing interest rate levels. The duration of the State Farm Interim Fund at the end of November 2010 stood at 2.2 years which is down from 2.4 years on December 1, 2009. The Fund’s duration was also lower than the duration on its benchmark (the Barclays Capital 1-5 Year U.S. Treasury Index) of 2.7 years as of November 30, 2010. In an environment of declining interest rates during the reporting period, the Fund underperformed relative to its benchmark due primarily to its lower duration orientation. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

Given its investment objective of high current income consistent with low price volatility, the Fund is designed to be a stable, low risk element of a diversified portfolio. As interest rates fall, bond prices rise and vice versa. If the Federal Reserve continues to leave the Fed Funds Rate at its current low level, this activity could increase total returns (interest plus price gains). Conversely, if the Fed raises the Fed Funds Rate, this activity could reduce total returns.

*	The Barclays Capital 1-5 Year U.S. Treasury Index measures the performance of short-term U.S. Treasury Securities maturing within one to five years.

The Barclays Capital 1-5 Year U.S. Treasury Index represents an unmanaged group of bonds that differs from the composition of the Interim Fund. Unlike an investment in the Interim Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

10

State Farm Municipal Bond Fund Management’s Discussion of Fund Performance

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Municipal Bond Fund seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. Income may be subject to state and local taxes and (if applicable) the Alternative Minimum Tax (AMT). In managing the Fund, we focus on high credit quality bonds with an investment philosophy that seeks to provide competitive total returns, while managing for tax efficiency within the municipal bond asset class over the long run.

The municipal bond market, while relatively small in total assets compared to the taxable market, is very broad by number of issuers. As a result, we believe that fundamental research and professional management is critical to success. While we diversify the maturity spectrum of the bonds within the portfolio, we tend to favor the intermediate-maturity range for the bulk of the Fund’s assets. The Fund also seeks to remain invested mainly in bonds of high-credit quality in an attempt to reduce the risk of loss to investment principal as a result of credit losses.

Describe the relevant market environment as it related to the Fund for the reporting period.

Throughout the 1-year period ended November 30, 2010, fixed-income markets were impacted by factors including generally subdued inflation, improving corporate earnings, and modest positive growth in Gross Domestic Product (GDP). In addition, the Federal Reserve maintained an accommodative monetary policy by leaving the Fed Funds Rate unchanged in a target range of 0% to 0.25%, where it remained for the entire 12-month period ended November 30, 2010. In late-November, the Federal Reserve also announced that it would purchase an additional $600 billion of U.S. Treasuries by the middle of 2011 in an effort to help stimulate the economy (a policy known as “quantitative easing”).

For the first ten months of the reporting period, December 2009 through September 2010, municipal bond market yields declined across the maturity spectrum and bonds posted positive total returns as the demand for relatively safer assets waned and investors’ risk appetites increased. Municipal bonds, as represented by the Barclays Capital Municipal Bond Index gained 7.19% during this 10-month period. Over this 10-month period, the municipal bond market yield curve flattened somewhat as intermediate- and longer-maturity yields declined by a greater extent as compared to short-maturity yields. By September 30, 2010, according to Thomson Municipal Market Data, 10-year and 20-year AAA-rated municipal bonds yielded approximately 2.38% and 3.29%, respectively, down from roughly 2.78% and 3.73%, respectively, as of December 1, 2009.1 Meanwhile, yields on shorter maturity AAA-rated municipal bonds also moved lower during this 10-month period. Yields on 5-year AAA-rated municipal bonds declined approximately 33 basis points from 1.50% on December 1, 2009 to 1.17% on September 30, 2010. Yields on 1-year AAA-rated municipal bonds remained flat and ended September 30, 2010 at 0.30% .

During the last two months of the reporting period, October through November 2010, the municipal bond market became more volatile and reversed direction with yields increasing across the maturity spectrum and the Barclays Capital Municipal Bond Index declined -2.27% during this period. Over this 2-month period, the municipal bond market yield curve steepened as intermediate- and longer-maturity yields increased by a greater extent as compared to short-maturity yields. By November 30, 2010, according to Thomson Municipal Market Data, 10-year and 20-year AAA-rated municipal bonds yields increased approximately 41 and 65 basis points, respectively, to end the period at 2.79% and 3.94%, respectively. Meanwhile, yields on shorter maturity AAA-rated municipal bonds also moved higher, but to a lesser extent during this 2-month period. Yields on 5-year AAA-rated municipal bonds increased approximately 19 basis points to end the reporting period at 1.36% .

Given this view of the changes in the municipal bond market yield curve, long-maturity municipal bonds outperformed relative to intermediate- and shorter-maturity municipal bonds over the entire 12-month reporting period. Bonds with maturities 22 years and longer performed particularly well due to the decrease in long-term interest rates over the majority of the reporting period and increased market demand.

From a credit standpoint, lower credit quality bonds outperformed high quality bonds over the reporting period, highlighting the increased risk appetite among investors.

[1]

The Municipal Market Data AAA yield curve is indicative of AAA tax-exempt offered-side, institutional yield levels and may vary from actual yields attained. Source: © 2011 Thomson Reuters. Information provided by Thomson Reuters is not intended for trading purposes, nor do they provide any form of advice (investment, tax, legal) amounting to investment advice, or make any recommendations regarding particular financial instruments, investments or products. Neither Thomson Reuters nor its third party content providers shall be liable for any errors, inaccuracies, or for any actions taken in reliance thereon. THOMSON REUTERS EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESSED OR IMPLIED, AS TO THE ACCURACY OF THE INFORMATION, OR AS TO THE FITNESS OF THE INFORMATION FOR ANY PURPOSE.

11

As of November 30, 2010, the 3.94% yield on 20-year AAA-rated municipal bonds exceeded the 3.80% yield offered on comparable 20-year taxable U.S. Treasuries by 14 basis points, which is an abnormal yield spread relationship. Typically, long-term municipal bonds offer approximately 75% to 90% of the yields available on comparable U.S. Treasuries because of the federal income tax benefits associated with municipal bonds. This yield comparison has been typically used as a general gauge within the industry to determine the relative attractiveness of municipal securities.

Build America Bonds (“BABs”), which were created as part of the American Recovery and Reinvestment Act of 2009, are taxable governmental bonds that were created to help provide funding for state and local governments at lower borrowing costs. Supplementing the existing tax-exempt bond market, the BAB program was designed to provide a direct federal subsidy for a larger portion of the borrowing costs of state and local governments than traditional tax-exempt bonds in order to stimulate the economy and encourage investments in capital projects in 2009 and 2010. BABs continued to be issued in 2010, reducing the supply of newly issued tax-exempt bonds which helped to support the tax-exempt municipal bond market during the 1-year period. However, as of November 30, 2010, the future of the BAB program was uncertain. Legislation that would extend the program was not yet enacted. Absent a legislative extension, the program will terminate on December 31, 2010.

Provide an illustration of the Fund’s investments.

Fund Composition* (unaudited)

*	Illustrated by Credit Quality. Reflects issuer specific ratings by Moody’s Investor Services Inc. (“Moody’s”). Percentages are based on total investments as of November 30, 2010. The selection of Moody’s for rating information was based on Moody’s having rated the greatest percentage of the Fund’s securities compared to Standard & Poor’s (“S&P”) rating information. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Includes all Advanced Refund Bonds.

***	Sixty-six securities did not have an issuer specific rating by Moody’s. Sixty-two, representing 12.97% of the Fund’s total investments, had an issuer specific rating by S&P of A or higher. Four, representing 0.83% of the Fund’s total investments, did not have an issuer specific rating by Moody’s or S&P.

12

How did the Fund perform during the reporting period?

The State Farm Municipal Bond Fund had a total return of 3.64% for the 1-year period ended November 30, 2010, after expenses. This is compared to a 4.76% total return for the unmanaged Barclays Capital Municipal Bond Index over the same timeframe. The line graph below provides additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended November 30

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Securities Response Center at 1.800.447.0740. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund’s orientation towards short- and intermediate-maturity municipal bonds provided a positive total return throughout the 1-year period. However, long-maturity bonds outperformed intermediate maturities which in turn outperformed short maturities over the entire 1-year period. As a result, the Fund’s short- and intermediate-maturity orientation was somewhat detrimental to relative performance with 57.2% of total investments in bonds maturing within 12 years versus 50.5% for the Barclays Capital Municipal Bond Index, the Fund’s benchmark, as of November 30, 2010. In addition, the Fund ended November 2010 with 42.1% of total investments in bonds maturing between 12-22 years, with only 0.7% of total investments in bonds having maturities over 22 years. By comparison, the Barclays Capital Municipal Bond Index included a 28.3% allocation to bonds maturing between 12-22 years and a 21.2% allocation to bonds having maturities over 22 years as of November 30, 2010. As a result, the Fund was unfavorably positioned relative to the benchmark, especially during the first 10 months of the reporting period when the yield curve flattened somewhat with a more extensive decrease in yields on longer-term maturities relative to intermediate- and shorter-term maturities.

Throughout the reporting period, the Fund’s duration increased slightly. Essentially, we attempt to maintain the risk profile of the Fund in respect to risk to capital (credit risk) and interest rate risk volatility (duration). The modified duration of the State Farm Municipal Bond Fund at the end of November 2010 stood at 4.71 years, which is up from 4.60 years on December 1, 2009. Modified duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates.

*	The Barclays Capital Municipal Bond Index is an unmanaged index representative of the tax-exempt bond market and is made up of investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

The Barclays Capital Municipal Bond Index differs from the composition of the Municipal Bond Fund. Unlike an investment in the Municipal Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

13

The Fund also maintained a high quality credit orientation consistent with the Fund’s historical investment philosophy throughout the reporting period and ended November 2010 with 81.5% of total investments held in municipal bonds rated Aa3 or higher by Moody’s Investor Services. Over the reporting period, higher quality municipal credits underperformed relative to lower quality credits. The difference in maturity structure between the Fund and benchmark along with the Fund’s higher credit quality orientation than the benchmark both played a role in the Fund’s relative underperformance versus the benchmark during the reporting period. As highlighted earlier, the objective of the Fund is to seek as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Fund has been invested with a bias towards high-credit quality, short and intermediate maturity bonds under the belief that lower-credit quality, long maturity bonds have not provided enough additional yield over the long term to compensate for the higher risk and volatility. Adopting additional risk by increasing duration significantly and/or increasing the weighting in lower-credit quality bonds would not have been consistent with the Fund’s historical investment philosophy.

The number of individual bonds held in the portfolio increased over the reporting period from 316 to 364 bonds. Turnover for the reporting period was 9%. Investments within the State of Florida represented the largest single allocation in any state representing 7.51% of total net assets, which is up from 4.85% from the beginning of the reporting period. Notable changes to the portfolio included purchases of additional revenue bonds in Florida and general obligation bonds in New Jersey and sales of general obligation holdings in Oregon and Hawaii.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

The State Farm Municipal Bond Fund seeks a high level of income exempt from federal income tax through investment in a diversified portfolio of high quality bonds. We utilize a long-term philosophy seeking to provide competitive total returns relative to the municipal bond asset class while managing for tax efficiency.

14

Expense Example (unaudited)

As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The Example in the following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as stated in the table below.

Actual Expenses

The first line under each Fund name in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value for a Fund by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for the applicable Fund to estimate the expenses you paid on your account for that Fund during this period. If your account has multiple Fund positions, add up the results calculated for each Fund position within your account to estimate the expenses you paid on your total account value. A potential account fee of $10 per calendar quarter is not included in the expenses shown in the table. This fee will be charged to an account (other than a SEP IRA, SIMPLE IRA, Archer Medical Savings Account, Tax Sheltered Account under §403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) if the balance in the account falls below $5,000 at the close of business on the second business day of the last month of the calendar quarter, unless the account has been open for less than a year as of the second business day of the last month of the calendar quarter. You should consider any account fee you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line under each Fund name in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A potential account fee of $10 per calendar quarter is not included in the expenses shown in the table. This fee will be charged to an account (other than a SEP IRA, SIMPLE IRA, Archer Medical Savings Account, Tax Sheltered Account under §403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) if the balance in the account falls below $5,000 at the close of business on the second business day of the last month of the calendar quarter, unless the account has been open for less than a year as of the second business day of the last month of the calendar quarter. You should consider any account fee that you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of increasing the costs of investing.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line under each Fund name in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, including those that have transactional costs, such as sales charges (loads), redemptions fees, or exchange fees.

	Beginning Account Value June 1, 2010	Ending Account Value November 30, 2010	Annualized Expense Ratio Based on the Period June 1, 2010 to November 30, 2010	Expenses Paid During Period June 1, 2010 to November 30, 2010*
State Farm Growth Fund

Actual	$1,000.00	$1,085.64	0.12%	$0.63

Hypothetical (5% return before expenses)	$1,000.00	$1,024.47	0.12%	$0.61
State Farm Balanced Fund

Actual	$1,000.00	$1,063.65	0.13%	$0.67

Hypothetical (5% return before expenses)	$1,000.00	$1,024.42	0.13%	$0.66

State Farm Interim Fund

Actual	$1,000.00	$1,019.21	0.16%	$0.81

Hypothetical (5% return before expenses)	$1,000.00	$1,024.27	0.16%	$0.81

State Farm Municipal Bond Fund

Actual	$1,000.00	$1,014.59	0.15%	$0.76

Hypothetical (5% return before expenses)	$1,000.00	$1,024.32	0.15%	$0.76

*	Expenses are equal to the applicable Fund’s annualized expense ratio (provided in the table) multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

15

Board Approval of Investment Advisory Agreement

At a meeting of the Board of Trustees (the “Board”) of State Farm Associates’ Funds Trust (“Associates’ Funds Trust”) held on June 18, 2010, all of the Trustees present, including those Trustees who were not “interested persons” as defined by Section 2(a)(19) of the Investment Company Act of 1940 (the “Independent Trustees”) of Associates’ Funds Trust, approved the continuation of the Investment Advisory and Management Services Agreement between State Farm Investment Management Corp. (“SFIMC”) and Associates’ Funds Trust (the “Advisory Agreement”).

In considering whether to approve the continuation of the Advisory Agreement, the Independent Trustees were assisted in their review by independent legal counsel who had sent to SFIMC a request for information to be provided to the Board in connection with the Board’s consideration of continuation of the Advisory Agreement. SFIMC provided materials to the Board responding to that request, including a fund-by-fund profitability analysis on each series of the Associates’ Funds Trust (each, a “Fund” and collectively, the “Funds”), as well as an explanation of the methodology by which SFIMC had calculated that profitability. SFIMC also provided the Board with additional information that SFIMC believed would be useful to the Board in evaluating whether to approve the continuation of the Advisory Agreement. The Board also received a report prepared by Strategic Insight, an independent fund tracking organization (the “Strategic Insight Report”), relating to the performance and expenses of each Fund. In addition, the Board received and reviewed a memorandum from the legal counsel to Associates’ Funds Trust and its Independent Trustees regarding their responsibilities (particularly the Independent Trustees’ responsibilities) in considering whether to approve the continuation of the Advisory Agreement.

The Independent Trustees of Associates’ Funds Trust reviewed these materials at meetings held on March 12, 2010, and May 24, 2010, during which SFIMC management expanded on those materials and responded to specific questions from the Independent Trustees. The Independent Trustees discussed all of this material extensively among themselves and with their independent legal counsel, and with the other Board members, after which the Board considered various factors described below, no one of which alone was considered dispositive. However, the material factors and conclusions that formed the basis for the Board’s determination to approve the continuation of the Advisory Agreement are discussed separately below.

Investment Performance

The Board considered the performance of each Fund. Among other things, the Board examined the year-to-date, one-, three-, five- and ten-year performance of each Fund as compared to the performance of one or more benchmark indexes and a peer group of funds with comparable investment objectives, investment strategies, asset size and no-load structures (“Peer Funds”). The Board considered the information contained in the Strategic Insight Report relating to the overall performance of the Funds, including against each Fund’s benchmark and/or index and with the performance of the Fund’s Peer Funds. The Board noted the favorable long-term performance of the Funds compared to each Fund’s benchmark(s) and Peer Funds. The Board noted that the short-term performance of the Funds had moderately lagged the performance of each Fund’s benchmark(s) and Peer Funds given the conservative nature by which SFIMC manages the Funds. In that regard, management confirmed to the Board its philosophy to manage the Funds in a manner such that the Funds generally will tend to underperform their benchmarks and Peer Funds in periods of strong market performance or periods in which increased risk is rewarded, while outperform their benchmarks and Peer Funds during flat or declining markets. The Board and management noted that over long-term market cycles, this conservative investment approach has generally provided competitive investment performance for the Funds. After extensive discussion of this and other performance information, the Board concluded that the investment performance of the Funds over the periods reviewed was acceptable.

Fees and Expenses

The Board examined the fee structure and expense ratio of each Fund, including in comparison to Peer Funds. The Board concluded that each Fund’s expense structure and overall fees were relatively low and were acceptable. In connection with examining the fee structure and expense ratio of each Fund, the Board also considered the amount of profits earned (or losses incurred) by SFIMC in providing advisory and management services to each Fund, as well as the methodology by which that profit or loss was calculated. The Board concluded that each Fund’s expense structure and overall fees were acceptable.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of the advisory services provided by SFIMC to the Funds. The Board considered the make-up, education and experience of the SFIMC teams responsible for managing the Funds, and concluded that SFIMC’s investment management teams have a satisfactory, long-term track record in managing the Funds. The Board also considered the compliance environment of the Funds, and SFIMC’s management of that environment. After considering this information, the Board concluded that SFIMC had more than sufficient resources and expertise to capably continue to manage the Funds.

The Board next discussed whether SFIMC derives any other direct or indirect benefits from serving as investment adviser to the Funds. SFIMC discussed the various ancillary services that it provides the Funds, including serving as transfer agent, and its affiliate, State Farm VP Management Corp., serving as the Funds’ distributor. SFIMC explained to the Board that, in exchange for providing transfer

16

agency services, SFIMC receives proceeds from the account fee imposed on shareholders of Associates’ Funds Trust. Management also explained that State Farm VP Management Corp. receives no fees from Associates’ Funds Trust for providing distribution services. SFIMC indicated to the Board that it was not aware of any other ancillary or other benefits that SFIMC (and its affiliates) receive from Associates’ Funds Trust, particularly because SFIMC does not execute securities trades on behalf of the Funds through an affiliated broker-dealer. The Board concluded that the lack of any material ancillary, or so-called “fallout,” benefits enables SFIMC to manage assets of the Funds in a manner that appears to be free of conflicts of interest.

In the context of reviewing the Funds’ fees, the Board next discussed the extent to which economies of scale will be realized as each Fund grows and whether each Fund’s fee levels reflect economies of scale for the benefit of the Fund. Economies of scale occur when a mutual fund’s expenses per unit, such as per dollar invested in the fund, decreases as the fund increases in size. The Board took into account that the Advisory Agreement includes breakpoints for each Fund, which lead to economies of scale for Fund shareholders as assets increase.

Based on the Trustees’ deliberations and their evaluation of the information provided by SFIMC, the Board, including all of the Independent Trustees, unanimously approved the continuation of the Advisory Agreement for all the Funds through June 30, 2011.

17

STATE FARM ASSOCIATES’ FUNDS TRUST GROWTH FUND

SCHEDULE OF INVESTMENTS

November 30, 2010

	Shares	Value
Common Stocks (98.60%)
Agriculture, Foods, & Beverage (12.30%)
Archer-Daniels-Midland Co.	3,477,500	$100,812,725
Coca-Cola Co., The	1,027,300	64,894,541
Kellogg Co.	930,000	45,783,900
McCormick & Co. Inc.	428,600	18,862,686
Nestle SA ADR	1,175,800	64,352,240
PepsiCo Inc.	641,400	41,453,682
Sysco Corp.	1,109,800	32,206,396

		368,366,170

Banks (3.98%)
M&T Bank Corp.	213,400	16,423,264
Northern Trust Corp.	460,500	23,163,150
Suntrust Banks Inc.	334,600	7,816,256
Wells Fargo & Co.	2,643,100	71,918,751

		119,321,421

Building Materials & Construction (1.39%)
Vulcan Materials Co.	1,039,200	41,692,704

Chemicals (10.08%)
Air Products & Chemicals Inc.	830,000	71,562,600
Dow Chemical Co., The	243,000	7,576,740
E.I. du Pont de Nemours & Co.	458,304	21,535,705
International Flavors & Fragrances Inc.	525,000	27,573,000
Sigma-Aldrich Corp.	2,750,000	173,855,000

		302,103,045

Computer Software & Services (3.53%)
Automatic Data Processing Inc.	109,900	4,898,243
Microsoft Corp.	3,172,000	79,966,120
SAP AG	444,800	20,908,409

		105,772,772

Computers (6.96%)
Hewlett-Packard Co.	3,019,400	126,603,442
International Business Machines Corp.	580,000	82,046,800

		208,650,242

Consumer & Marketing (5.75%)
AptarGroup Inc.	677,405	30,937,086
Colgate-Palmolive Co.	436,300	33,398,765
Procter & Gamble Co., The	1,765,155	107,798,016

		172,133,867

Electronic/Electrical Manufacturing (7.19%)
Agilent Technologies Inc. (a)	548,071	19,193,447
Applied Materials Inc.	845,900	10,514,537
Emerson Electric Co.	729,400	40,168,058
General Electric Co.	3,848,900	60,928,087
Intel Corp.	2,420,800	51,127,296
Linear Technology Corp.	1,023,400	33,362,840

		215,294,265

	Shares	Value
Common Stocks (Cont.)
Financial Services (0.65%)
Berkshire Hathaway Inc. Class A (a)	162	$19,472,400
Berkshire Hathaway Inc. Class B (a)	143	11,394

		19,483,794

Health Care (10.30%)
Abbott Laboratories	847,500	39,417,225
Eli Lilly & Co.	997,000	33,559,020
Johnson & Johnson	2,481,600	152,742,480
Merck & Co. Inc.	631,600	21,771,252
Pfizer Inc.	2,952,000	48,088,080
Teva Pharmaceutical Industries Ltd. Sponsored ADR	260,500	13,035,420

		308,613,477

Machinery & Manufacturing (6.38%)
3M Co.	564,000	47,364,720
Caterpillar Inc.	877,700	74,253,420
HNI Corp.	1,439,200	38,340,288
Illinois Tool Works Inc.	652,500	31,078,575

		191,037,003

Media & Broadcasting (3.33%)
Walt Disney Co., The	2,728,640	99,622,647

Mining & Metals (4.74%)
BHP Billiton PLC	941,859	33,461,594
Nucor Corp.	531,200	20,047,488
Rio Tinto PLC	476,280	30,209,519
Rio Tinto PLC ADR	907,200	58,178,736

		141,897,337

Oil & Gas (14.44%)
BG Group PLC	3,199,100	57,772,553
Bill Barrett Corp. (a)	1,032,400	39,695,780
Chevron Corp.	1,060,000	85,828,200
Devon Energy Corp.	212,204	14,975,236
Exxon Mobil Corp.	2,615,200	181,913,312
Royal Dutch Shell PLC ADR Class A	487,900	29,600,893
Spectra Energy Corp.	399,950	9,506,812
Tidewater Inc.	154,191	7,569,236
Woodside Petroleum Ltd.	141,170	5,675,131

		432,537,153

Retailers (2.42%)
Wal-Mart Stores Inc.	1,339,100	72,431,919

Telecom & Telecom Equipment (4.41%)
AT&T Inc.	2,140,534	59,485,440
Cisco Systems Inc. (a)	1,567,800	30,039,048
Corning Inc.	1,284,600	22,686,036
Verizon Communications Inc.	624,900	20,003,049

		132,213,573

18	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST GROWTH FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2010

	Shares	Value
Common Stocks (Cont.)
Transportation (0.21%)
GATX Corp.	190,700	$6,325,519

Utilities & Energy (0.54%)
Duke Energy Corp.	920,900	16,161,795

Total Common Stocks (cost $1,331,979,268)		2,953,658,703

Short-term Investments (1.04%)
JPMorgan U.S. Government Money Market Fund	31,347,885	31,347,885

Total Short-term Investments (cost $31,347,885)		31,347,885

TOTAL INVESTMENTS (99.64%) (cost $1,363,327,153)		2,985,006,588

OTHER ASSETS, NET OF LIABILITIES (0.36%)		10,694,481

NET ASSETS (100.00%)		$2,995,701,069

(a)	Non-income producing security.

ADR  –  American Depository Receipt

See accompanying notes to financial statements.	19

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS

November 30, 2010

	Shares	Value
Common Stocks (55.73%)

Agriculture, Foods, & Beverage (6.57%)
Archer-Daniels-Midland Co.	940,561	$27,266,863
Campbell Soup Co.	26,000	881,400
Coca-Cola Co., The	205,000	12,949,850
Kellogg Co.	310,000	15,261,301
Nestle SA ADR	252,500	13,819,476
PepsiCo Inc.	110,100	7,115,763
Sysco Corp.	165,300	4,797,006

		82,091,659

Banks (2.38%)
M&T Bank Corp.	37,700	2,901,392
Northern Trust Corp.	104,700	5,266,410
Suntrust Banks Inc.	54,300	1,268,448
Wells Fargo & Co.	747,600	20,342,196

		29,778,446

Building Materials & Construction (0.61%)
Lafarge SA	21,338	1,164,468
Vulcan Materials Co.	160,200	6,427,224

		7,591,692

Chemicals (5.34%)
Air Products & Chemicals Inc.	230,000	19,830,600
Dow Chemical Co., The	69,000	2,151,420
E.I. du Pont de Nemours & Co.	108,705	5,108,048
International Flavors & Fragrances Inc.	120,000	6,302,400
Novozymes A/S - B Shares	17,590	2,296,601
Sigma-Aldrich Corp.	491,000	31,041,020

		66,730,089

Computer Software & Services (1.57%)
Automatic Data Processing Inc.	30,000	1,337,100
Microsoft Corp.	625,400	15,766,334
SAP AG	52,800	2,481,933

		19,585,367

Computers (4.25%)
Hewlett-Packard Co.	754,000	31,615,220
International Business Machines Corp.	152,100	21,516,066

		53,131,286

Consumer & Marketing (2.88%)
AptarGroup Inc.	113,100	5,165,277
Colgate-Palmolive Co.	21,200	1,622,860
Procter & Gamble Co., The	477,700	29,173,139

		35,961,276

Electronic/Electrical Manufacturing (3.42%)
Agilent Technologies Inc. (a)	143,787	5,035,421
Applied Materials Inc.	182,000	2,262,260
Emerson Electric Co.	78,800	4,339,516
General Electric Co.	796,300	12,605,429
Intel Corp.	592,500	12,513,600

	Shares	Value
Common Stocks (Cont.)

Electronic/Electrical Manufacturing (Cont.)
KLA-Tencor Corp.	45,100	$1,653,817
Linear Technology Corp.	130,100	4,241,260

		42,651,303

Financial Services (0.33%)
Berkshire Hathaway Inc. Class A (a)	34	4,086,800
Berkshire Hathaway Inc. Class B (a)	533	42,469

		4,129,269

Health Care (5.92%)
Abbott Laboratories	92,000	4,278,920
Allergan Inc.	154,800	10,258,596
Eli Lilly & Co.	212,000	7,135,920
Johnson & Johnson	417,700	25,709,435
Medtronic Inc.	21,600	724,248
Merck & Co. Inc.	144,100	4,967,127
Pfizer Inc.	960,000	15,638,400
Teva Pharmaceutical Industries Ltd. Sponsored ADR	103,900	5,199,156

		73,911,802

Machinery & Manufacturing (3.64%)
3M Co.	124,600	10,463,908
Caterpillar Inc.	262,400	22,199,040
Donaldson Company Inc.	43,100	2,339,899
HNI Corp.	160,000	4,262,400
Illinois Tool Works Inc.	130,600	6,220,478

		45,485,725

Media & Broadcasting (3.69%)
Lee Enterprises Inc. Class A (a)	42,000	80,640
Lee Enterprises Inc. Class B (a) (b)	42,000	80,640
Thomson Reuters Corp.	192,414	6,996,173
Walt Disney Co., The	1,065,995	38,919,477

		46,076,930

Mining & Metals (4.23%)
BHP Billiton PLC	169,900	6,036,068
Newmont Mining Corp.	29,200	1,717,836
Nucor Corp.	436,800	16,484,832
Rio Tinto PLC	153,825	9,756,822
Rio Tinto PLC ADR	293,000	18,790,090

		52,785,648

Oil & Gas (6.81%)
BG Group PLC	256,800	4,637,552
Bill Barrett Corp. (a)	100,000	3,845,000
Chevron Corp.	288,000	23,319,360
Devon Energy Corp.	76,170	5,375,317
Exxon Mobil Corp.	448,000	31,162,880
Royal Dutch Shell PLC ADR Class A	216,400	13,128,988
Spectra Energy Corp.	62,950	1,496,322

20	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2010

	Shares	Value
Common Stocks (Cont.)

Oil & Gas (Cont.)
Woodside Petroleum Ltd.	51,128	$2,055,381

		85,020,800

Retailers (1.20%)
Wal-Mart Stores Inc.	276,700	14,966,703

Telecom & Telecom Equipment (2.40%)
AT&T Inc.	533,359	14,822,047
Cisco Systems Inc. (a)	282,800	5,418,448
Corning Inc.	372,300	6,574,818
Nokia Corp. Sponsored ADR	144,900	1,337,427
Verizon Communications Inc.	57,800	1,850,178

		30,002,918

Transportation (0.18%)
GATX Corp.	68,200	2,262,194

Utilities & Energy (0.31%)
Duke Energy Corp.	217,000	3,808,350

Total Common Stocks
(cost $312,774,688)		695,971,457

	Principal amount	Value
Corporate Bonds (16.41%)

Aerospace/Defense (0.09%)
Lockheed Martin Corp.
4.121%, 03/14/2013	$1,000,000	$1,066,737

Agriculture, Foods, & Beverage (1.95%)
Coca-Cola Co., The
5.750%, 03/15/2011	3,000,000	3,046,059
PepsiAmericas Inc.
5.625%, 05/31/2011	1,000,000	1,024,882
HJ Heinz Co.
6.625%, 07/15/2011	3,000,000	3,108,336
Hershey Co.
5.300%, 09/01/2011	500,000	518,681
Pepsico Inc.
5.150%, 05/15/2012	2,000,000	2,122,570
Kraft Foods Inc.
6.250%, 06/01/2012	1,000,000	1,074,410
General Mills Inc.
5.650%, 09/10/2012	2,000,000	2,163,192
Kellogg Co.
5.125%, 12/03/2012	500,000	538,553
Sysco Corp.
4.200%, 02/12/2013	1,000,000	1,069,445
Kellogg Co.
4.250%, 03/06/2013	1,000,000	1,067,236
Hershey Co.
5.000%, 04/01/2013	500,000	544,804

	Principal amount	Value
Corporate Bonds (Cont.)

Agriculture, Foods, & Beverage (Cont.)
General Mills Inc.
5.200%, 03/17/2015	$500,000	$564,334
Bottling Group LLC
5.500%, 04/01/2016	1,000,000	1,166,793
Hershey Co.
5.450%, 09/01/2016	500,000	571,786
Kraft Foods Inc.
6.500%, 08/11/2017	1,000,000	1,194,059
Coca-Cola Co.
5.350%, 11/15/2017	2,000,000	2,328,950
Sysco Corp.
5.250%, 02/12/2018	1,000,000	1,135,943
Pepsico Inc.
5.000%, 06/01/2018	1,000,000	1,130,728

		24,370,761

Automotive (0.04%)
Toyota Motor Credit Corp.
5.450%, 05/18/2011	500,000	512,025

Banks (1.03%)
Wells Fargo & Co.
4.875%, 01/12/2011	1,000,000	1,004,862
Wachovia Corp.
5.350%, 03/15/2011	750,000	760,535
Bank of America Corp.
5.375%, 08/15/2011	500,000	515,218
Bank of New York Mellon Corp.
5.125%, 11/01/2011	500,000	520,742
Bank of America Corp.
5.375%, 09/11/2012	500,000	530,034
Barclays Bank PLC
5.450%, 09/12/2012	1,500,000	1,615,150
Bank of New York Mellon Corp.
4.500%, 04/01/2013	500,000	539,111
Wachovia Corp.
5.700%, 08/01/2013	750,000	826,094
Mellon Funding Corp.
5.200%, 05/15/2014	500,000	556,392
US Bank NA
4.950%, 10/30/2014	1,500,000	1,669,832
Wachovia Bank NA
5.600%, 03/15/2016	750,000	830,908
Bank of America NA
6.000%, 06/15/2016	1,000,000	1,070,572
5.300%, 03/15/2017	500,000	506,243
Wachovia Corp.
5.750%, 06/15/2017	750,000	839,941
Wachovia Bank NA
6.000%, 11/15/2017	500,000	558,170

See accompanying notes to financial statements.	21

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2010

	Principal amount	Value
Corporate Bonds (Cont.)

Banks (Cont.)
Wells Fargo & Co.
5.625%, 12/11/2017	$500,000	$560,564

		12,904,368

Building Materials & Construction (0.05%)
Cooper Industries Inc.
5.450%, 04/01/2015	500,000	566,495

Chemicals (0.78%)
Dow Chemical Co., The
6.125%, 02/01/2011	3,000,000	3,023,532
PPG Industries Inc.
5.750%, 03/15/2013	1,000,000	1,092,074
E.I. du Pont de Nemours and Co.
4.875%, 04/30/2014	3,000,000	3,337,917
Praxair Inc.
4.625%, 03/30/2015	1,000,000	1,109,243
5.375%, 11/01/2016	1,000,000	1,167,432

		9,730,198

Commercial Service/Supply (0.04%)
Pitney Bowes Inc.
5.750%, 09/15/2017	500,000	533,044

Computers (0.31%)
Hewlett-Packard Co.
5.250%, 03/01/2012	1,500,000	1,584,324
4.500%, 03/01/2013	1,000,000	1,076,314
International Business Machines Corp.
5.700%, 09/14/2017	1,000,000	1,175,742

		3,836,380

Consumer & Marketing (0.83%)
Clorox Co.
6.125%, 02/01/2011	3,000,000	3,027,705
Ecolab Inc.
4.875%, 02/15/2015	1,000,000	1,110,545
Procter & Gamble Co., The
3.150%, 09/01/2015	2,000,000	2,133,712
Kimberly-Clark Corp.
6.125%, 08/01/2017	1,500,000	1,774,320
Danaher Corp.
5.625%, 01/15/2018	1,000,000	1,166,730
McDonald’s Corp.
5.350%, 03/01/2018	1,000,000	1,152,130

		10,365,142

	Principal amount	Value
Corporate Bonds (Cont.)

Electronic/Electrical Manufacturing (0.14%)
Emerson Electric Co.
5.375%, 10/15/2017	$1,000,000	$1,156,182
5.250%, 10/15/2018	500,000	575,432

		1,731,614

Financial Services (0.70%)
JPMorgan Chase Bank NA
5.600%, 06/01/2011	1,000,000	1,025,403
Wells Fargo Financial
6.125%, 04/18/2012	2,000,000	2,134,286
JPMorgan Chase Bank NA
5.875%, 06/13/2016	500,000	559,064
General Electric Capital Corp.
5.375%, 10/20/2016	500,000	549,198
5.400%, 02/15/2017	500,000	546,538
John Deere Capital Corp.
5.500%, 04/13/2017	1,000,000	1,149,711
General Electric Capital Corp.
5.625%, 09/15/2017	500,000	550,720
JPMorgan Chase Bank NA
6.000%, 10/01/2017	1,500,000	1,685,882
General Electric Capital Corp.
5.625%, 05/01/2018	500,000	545,172

		8,745,974

Health Care (2.12%)
Merck & Co. Inc.
5.125%, 11/15/2011	500,000	520,984
Eli Lilly & Co.
6.000%, 03/15/2012	2,000,000	2,139,576
Johnson & Johnson
5.150%, 08/15/2012	1,000,000	1,077,158
AstraZeneca PLC
5.400%, 09/15/2012	750,000	812,900
Abbott Laboratories
5.150%, 11/30/2012	500,000	543,200
Merck & Co. Inc.
4.375%, 02/15/2013	2,000,000	2,145,664
Schering-Plough Corp.
5.300%, 12/01/2013	1,000,000	1,120,144
Pfizer Inc.
4.500%, 02/15/2014	1,000,000	1,098,020
GlaxoSmithKline
4.375%, 04/15/2014	3,000,000	3,289,689
AstraZeneca PLC
5.400%, 06/01/2014	2,000,000	2,268,016

22	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2010

	Principal amount	Value
Corporate Bonds (Cont.)

Health Care (Cont.)
Abbott Laboratories
5.875%, 05/15/2016	$2,000,000	$2,373,704
Eli Lilly & Co.
5.200%, 03/15/2017	1,000,000	1,141,966
Amgen Inc.
5.850%, 06/01/2017	1,000,000	1,168,592
Johnson & Johnson
5.550%, 08/15/2017	1,000,000	1,188,950
AstraZeneca PLC
5.900%, 09/15/2017	750,000	892,952
Abbott Laboratories
5.600%, 11/30/2017	500,000	583,832
Bristol-Myers Squibb Co.
5.450%, 05/01/2018	500,000	584,250
GlaxoSmithKline Capital Inc.
5.650%, 05/15/2018	1,000,000	1,174,374
Baxter International Inc.
5.375%, 06/01/2018	2,000,000	2,306,378

		26,430,349

Machinery & Manufacturing (0.93%)
Dover Corp.
6.500%, 02/15/2011	2,000,000	2,025,006
Eaton Corp.
4.900%, 05/15/2013	500,000	542,951
3M Co.
4.375%, 08/15/2013	1,000,000	1,096,332
Ingersoll-Rand Co. Ltd.
4.750%, 05/15/2015	1,000,000	1,076,266
Eaton Corp.
5.300%, 03/15/2017	1,500,000	1,690,042
Cooper U.S. Inc.
6.100%, 07/01/2017	1,000,000	1,164,555
United Technologies Corp.
5.375%, 12/15/2017	1,500,000	1,733,829
Dover Corp.
5.450%, 03/15/2018	1,000,000	1,143,700
Caterpillar Financial Services Corp.
5.450%, 04/15/2018	1,000,000	1,140,384

		11,613,065

Media & Broadcasting (0.35%)
Walt Disney Co., The
5.700%, 07/15/2011	2,000,000	2,065,000
4.700%, 12/01/2012	1,000,000	1,076,999
6.000%, 07/17/2017	1,000,000	1,186,020

		4,328,019

Mining & Metals (0.67%)
Alcan Inc.
6.450%, 03/15/2011	2,000,000	2,033,148
BHP Billiton Finance USA Ltd.
5.125%, 03/29/2012	500,000	526,842
BHP Finance USA
5.250%, 12/15/2015	2,000,000	2,264,526

	Principal amount	Value
Corporate Bonds (Cont.)

Mining & Metals (Cont.)
BHP Billiton Finance USA Ltd.
5.400%, 03/29/2017	$500,000	$568,489
Alcoa Inc.
5.720%, 02/23/2019	2,244,000	2,258,395
5.870%, 02/23/2022	756,000	765,219

		8,416,619

Oil & Gas (1.28%)
Shell International Finance
5.625%, 06/27/2011	2,000,000	2,057,500
ConocoPhillips Australia Funding Co.
5.500%, 04/15/2013	2,000,000	2,201,784
ConocoPhillips Canada
5.625%, 10/15/2016	500,000	584,452
Shell International Finance
5.200%, 03/22/2017	1,000,000	1,147,707
Marathon Oil Corp.
5.900%, 03/15/2018	1,000,000	1,151,662
ConocoPhillips
5.200%, 05/15/2018	1,000,000	1,143,835
Chevron Corp.
4.950%, 03/03/2019	3,000,000	3,462,519
BP Capital Markets PLC
4.750%, 03/10/2019	3,000,000	3,148,686
Shell International Finance
4.300%, 09/22/2019	1,000,000	1,074,628

		15,972,773

Retailers (1.22%)
McDonald’s Corp.
6.000%, 04/15/2011	3,000,000	3,062,127
Costco Wholesale Corp.
5.300%, 03/15/2012	2,000,000	2,114,364
Lowe’s Companies Inc.
5.600%, 09/15/2012	1,000,000	1,080,034
Target Corp.
5.125%, 01/15/2013	500,000	543,909
Lowe’s Companies Inc.
5.000%, 10/15/2015	1,000,000	1,136,819
Home Depot Inc.
5.400%, 03/01/2016	1,000,000	1,142,179
Target Corp.
5.875%, 07/15/2016	1,300,000	1,542,624
Lowe’s Companies Inc.
5.400%, 10/15/2016	1,000,000	1,170,681
Target Corp.
5.375%, 05/01/2017	1,500,000	1,710,603
6.000%, 01/15/2018	500,000	593,318
Wal-Mart Stores Inc.
5.800%, 02/15/2018	1,000,000	1,177,250

		15,273,908

Telecom & Telecom Equipment (1.06%)
Vodafone Group PLC
5.500%, 06/15/2011	1,500,000	1,538,168

See accompanying notes to financial statements.	23

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2010

	Principal amount	Value
Corporate Bonds (Cont.)

Telecom & Telecom Equipment (Cont.)
Verizon New Jersey Inc.
5.875%, 01/17/2012	$3,000,000	$3,157,176
SBC Communications Inc.
5.875%, 02/01/2012	3,000,000	3,173,373
Telstra Corp. Ltd.
6.375%, 04/01/2012	2,000,000	2,127,350
Alltel Corp.
7.000%, 07/01/2012	2,000,000	2,180,372
Verizon Communications Inc.
4.350%, 02/15/2013	500,000	536,318
5.500%, 02/15/2018	500,000	567,386

		13,280,143

Transportation (0.18%)
United Parcel Service Inc.
4.500%, 01/15/2013	1,000,000	1,075,186
5.500%, 01/15/2018	1,000,000	1,163,646

		2,238,832

Utilities & Energy (2.64%)
Florida Power Corp.
6.650%, 07/15/2011	3,000,000	3,109,404
Wisconsin Public Service
6.125%, 08/01/2011	3,000,000	3,101,802
Pacificorp
6.900%, 11/15/2011	2,000,000	2,120,122
Commonwealth Edison Co.
5.400%, 12/15/2011	1,000,000	1,047,123
Tampa Electric Co.
6.875%, 06/15/2012	3,000,000	3,254,949
MidAmerican Energy Co.
5.125%, 01/15/2013	2,000,000	2,170,008
Public Service of Colorado
4.875%, 03/01/2013	1,500,000	1,623,322
Commonwealth Edison Co.
4.700%, 04/15/2015	1,000,000	1,105,145
Georgia Power Co.
5.250%, 12/15/2015	2,000,000	2,292,924
Union Electric Co.
5.400%, 02/01/2016	2,000,000	2,257,114
Consolidated Edison Co. NY
5.300%, 12/01/2016	1,000,000	1,155,397
Georgia Power Co.
5.700%, 06/01/2017	1,000,000	1,155,379
MidAmerican Energy Co.
5.950%, 07/15/2017	500,000	583,172
NSTAR Electric Co.
5.625%, 11/15/2017	1,500,000	1,730,588
Northern States Power Co.
5.250%, 03/01/2018	1,000,000	1,138,847
PECO Energy Co.
5.350%, 03/01/2018	1,000,000	1,138,334
Commonwealth Edison Co.
5.800%, 03/15/2018	500,000	578,736
Ameren Union Electric
6.000%, 04/01/2018	1,000,000	1,136,421

	Principal amount	Value
Corporate Bonds (Cont.)

Utilities & Energy (Cont.)
Consolidated Edison Co. NY
5.850%, 04/01/2018	$500,000	$584,314
Duke Energy Carolinas
5.100%, 04/15/2018	1,000,000	1,131,134
Public Service Electric and Gas Co.
5.300%, 05/01/2018	500,000	570,724

		32,984,959

Total Corporate Bonds (cost $186,960,444)		204,901,405

Foreign Government Bonds (0.23%)
Province of New Brunswick (Canada)
5.200%, 02/21/2017	2,500,000	2,876,992

Total Foreign Government Bonds (cost $2,493,697)		2,876,992

Government Agency Securities (c) (0.09%)
Tennessee Valley Authority
5.500%, 07/18/2017	1,000,000	1,187,256

Total Government Agency Securities (cost $994,249)		1,187,256

U.S. Treasury Obligations (21.01%)
U.S. Treasury Notes
5.000%, 08/15/2011	5,000,000	5,167,385
4.875%, 02/15/2012	10,000,000	10,547,660
4.375%, 08/15/2012	6,000,000	6,405,702
3.875%, 02/15/2013	10,000,000	10,747,660
3.625%, 05/15/2013	10,000,000	10,762,500
4.250%, 08/15/2013	10,000,000	10,975,000
4.250%, 11/15/2013	10,000,000	11,043,750
4.000%, 02/15/2014	10,000,000	11,015,620
4.250%, 11/15/2014	20,000,000	22,473,440
4.000%, 02/15/2015	15,000,000	16,747,260
4.125%, 05/15/2015	20,000,000	22,493,760
4.500%, 02/15/2016	15,000,000	17,239,455
5.125%, 05/15/2016	20,000,000	23,695,320
4.625%, 02/15/2017	20,000,000	23,242,180
3.250%, 03/31/2017	5,000,000	5,393,750
3.500%, 02/15/2018	20,000,000	21,773,440
3.750%, 11/15/2018	10,000,000	11,032,810
3.625%, 08/15/2019	10,000,000	10,852,340
3.625%, 02/15/2020	10,000,000	10,805,470

Total U.S. Treasury Obligations (cost $237,430,817)		262,414,502

24	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2010

	Shares	Value
Short-term Investments (5.96%)
JPMorgan U.S. Government Money Market Fund	74,435,991	$74,435,991

Total Short-term Investments
(cost $74,435,991)		74,435,991

TOTAL INVESTMENTS (99.43%)
(cost $815,089,886)		1,241,787,603

OTHER ASSETS, NET OF LIABILITIES (0.57%)		7,076,593

NET ASSETS (100.00%)		$1,248,864,196

(a)	Non-income producing security.
(b)	Illiquid and fair valued due to sales restrictions on Class B shares. At November 30, 2010, the fair value of this security was $80,640 or 0.006% of net assets.
(c)	The obligations of these U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury.

ADR – American Depository Receipt

See accompanying notes to financial statements.	25

STATE FARM ASSOCIATES’ FUNDS TRUST INTERIM FUND

SCHEDULE OF INVESTMENTS

November 30, 2010

	Principal amount	Value
Corporate Bonds (a) (22.86%)

Banks (13.09%)
Regions Bank
2.750%, 12/10/2010	$5,000,000	$5,002,475
Bank of America NA
1.700%, 12/23/2010	5,000,000	5,004,300
Suntrust Bank
3.000%, 11/16/2011	5,000,000	5,123,885
HSBC USA Inc.
3.125%, 12/16/2011	5,000,000	5,138,470
Morgan Stanley
2.250%, 03/13/2012	5,000,000	5,112,215
US Bancorp
2.250%, 03/13/2012	5,000,000	5,112,215
Bank of America Corp.
2.100%, 04/30/2012	5,000,000	5,109,085
3.125%, 06/15/2012	5,000,000	5,198,795
Key Bank NA
3.200%, 06/15/2012	5,000,000	5,208,435
Wells Fargo & Co.
2.125%, 06/15/2012	3,000,000	3,075,381

		49,085,256

Financial Services (9.77%)
JP Morgan Chase & Co.
2.625%, 12/01/2010	5,000,000	5,000,000
General Electric Capital Corp.
1.625%, 01/07/2011	5,000,000	5,006,605
Goldman Sachs Group Inc
2.150%, 03/15/2012	5,000,000	5,105,325
Citigroup Funding Inc.
2.000%, 03/30/2012	5,000,000	5,093,850
Citigroup Inc.
2.125%, 04/30/2012	5,000,000	5,112,260
John Deere Capital Corp.
2.875%, 06/19/2012	3,000,000	3,108,510
PNC Funding Corp.
2.300%, 06/22/2012	3,000,000	3,085,680
JP Morgan Chase & Co.
2.125%, 12/26/2012	5,000,000	5,153,165

		36,665,395

Total Corporate Bonds (cost $84,023,582)		85,750,651

U.S. Treasury Obligations (70.39%)
U.S. Treasury Notes
5.000%, 02/15/2011	10,000,000	10,099,220
5.000%, 08/15/2011	6,000,000	6,200,862
4.500%, 09/30/2011	10,000,000	10,348,830
4.625%, 10/31/2011	10,000,000	10,394,530
4.875%, 02/15/2012	10,000,000	10,547,660
4.500%, 04/30/2012	10,000,000	10,583,590
4.875%, 06/30/2012	10,000,000	10,708,980
3.375%, 11/30/2012	10,000,000	10,585,160
3.875%, 02/15/2013	20,000,000	21,495,320
3.625%, 05/15/2013	10,000,000	10,762,500
4.250%, 08/15/2013	10,000,000	10,975,000

	Principal amount	Value
U.S. Treasury Obligations (Cont.)
U.S. Treasury Notes (Cont.)
3.125%, 09/30/2013	$15,000,000	$16,038,285
4.000%, 02/15/2014	10,000,000	11,015,620
4.750%, 05/15/2014	10,000,000	11,321,880
2.625%, 06/30/2014	10,000,000	10,593,750
4.250%, 08/15/2014	10,000,000	11,187,500
4.250%, 11/15/2014	5,000,000	5,618,360
4.000%, 02/15/2015	5,000,000	5,582,420
4.125%, 05/15/2015	5,000,000	5,623,440
1.750%, 07/31/2015	10,000,000	10,182,000
4.250%, 08/15/2015	20,000,000	22,665,620
2.625%, 02/29/2016	10,000,000	10,536,720
2.625%, 04/30/2016	20,000,000	21,051,560

Total U.S. Treasury Obligations (cost $252,367,041)		264,118,807

	Shares	Value
Short-term Investments (6.10%)
JPMorgan U.S. Government Money Market Fund	22,883,712	$22,883,712

Total Short-term Investments (cost $22,883,712)		22,883,712

TOTAL INVESTMENTS (99.35%) (cost $359,274,335)		372,753,170

OTHER ASSETS, NET OF LIABILITIES (0.65%)		2,448,269

NET ASSETS (100.00%)		$375,201,439

(a)	These securities are guaranteed under the FDIC Temporary Liquidity Guarantee Program.

26	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS

November 30, 2010

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (b) (100.09%)

Alabama (2.05%)
City of Birmingham, Alabama, General Obligation Refunding Bonds, Series 2002A	5.500%	04/01/2013	Aa2	$2,000,000	$2,112,620
City of Hoover, Alabama, General Obligation Warrants	5.000%	03/01/2017	Aa1	2,000,000	2,208,280
City of Phenix City, General Obligation Warrants, Series 2010-B	5.000%	02/01/2019	A+	1,030,000	1,185,345
City of Athens, Alabama, General Obligation Warrants	4.000%	09/01/2019	AA-	1,145,000	1,237,951
Board of Education of the City of Hoover, Capital Outlay Warrants, Series 2005	3.500%	02/15/2026	Aa2	985,000	898,714
City of Madison (Alabama), General Obligation School Warrants, Series 2009	5.250%	02/01/2027	Aa2	2,540,000	2,735,250
City of Madison (Alabama), General Obligation School Warrants, Series 2009	5.250%	02/01/2028	Aa2	1,500,000	1,597,125

					11,975,285

Alaska (2.28%)
Municipality of Anchorage, Alaska, Senior Lien Refunding Electric Revenue Bonds, 1996	6.500%	12/01/2014	A1	2,000,000	2,349,740
Municipality of Anchorage, Alaska, Senior Lien Electric Revenue Bonds, 2009 Series A (Tax-Exempt)	4.000%	12/01/2021	A+	1,955,000	1,987,531
Municipality of Anchorage, Alaska, Wastewater Revenue and Refunding Bonds, 2007	4.625%	05/01/2022	AA	585,000	609,845
Municipality of Anchorage, Alaska, Water Revenue and Refunding Bonds, 2007	4.625%	05/01/2022	AA	295,000	309,579
Municipality of Anchorage, Alaska, 2007 General Obligation Refunding Bonds, Series B (Schools)	4.500%	09/01/2022	AA	1,000,000	1,052,810
Municipality of Anchorage, Alaska, Wastewater Revenue and Refunding Bonds, 2007	4.750%	05/01/2023	AA	645,000	671,729
Municipality of Anchorage, Alaska, Water Revenue and Refunding Bonds, 2007	4.750%	05/01/2023	AA	1,110,000	1,162,392
Municipality of Anchorage, Alaska, 2005 General Obligation Bonds, Series F (General Purpose)	4.125%	09/01/2023	Aa2	1,000,000	1,019,160
Matanuska Susitna Borough, Alaska General Obligation Unlimited Bonds	5.500%	07/01/2025	Aa2	1,190,000	1,315,759
Alaska Housing Finance Corp. Home Mortgage Revenue Bonds 2008 Series B	5.250%	12/01/2029	Aa2	2,810,000	2,877,665

					13,356,210

Arizona (2.80%)
Salt River Project Agricultural Improvement and Power District, Arizona, Salt River Project Electric System Refunding Revenue Bonds, 2002 Series C	5.000%	01/01/2015	AA	900,000	972,675
Maricopa County, Arizona, Cave Creek Unified School District No. 93, School Improvement Bonds, Project of 2000, Series C (2006)	4.250%	07/01/2015	A+	525,000	576,182
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series B (2009), (Bank Qualified)	4.000%	07/01/2019	A+	500,000	525,950
City of Glendale, Arizona, General Obligation Refunding Bonds, Series 2010	5.000%	07/01/2019	AA	4,180,000	4,821,714
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series B (2009), (Bank Qualified)	5.000%	07/01/2021	A+	500,000	550,090
Maricopa County, Arizona, Tempe Elementary School District No. 3, School Improvement Bonds, Project of 2005, Series B (2007)	4.500%	07/01/2021	Aa2	2,500,000	2,618,725
Tucson Unified School District No. 1 of Pima County, Arizona, School Improvement Bonds, Project of 2004, Series C (2007)	4.500%	07/01/2021	A+	1,000,000	1,038,610
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series B (2009), (Bank Qualified)	5.000%	07/01/2023	A+	1,000,000	1,078,760
Pima County, Arizona, General Obligation Bonds, Series 2009A	4.000%	07/01/2023	AA-	1,500,000	1,509,720
Salt River Project Agricultural Improvement and Power District, Arizona, Salt River Project Electric System Refunding Revenue Bonds, 2008 Series A	5.000%	01/01/2024	AA	1,500,000	1,627,215
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series B (2009), (Bank Qualified)	5.000%	07/01/2024	A+	1,000,000	1,069,730

					16,389,371

Arkansas (2.71%)
State of Arkansas, Federal Highway Grant Anticipation and Tax Revenue Bonds, General Obligation, Series 2002 (Prerefunded to 08-01-2012 @ 100) (c)	5.000%	08/01/2013	AA	5,000,000	5,362,200
State of Arkansas, Federal Highway Grant Anticipation and Tax Revenue Bonds, General Obligation, Series 2002 (Prerefunded to 08-01-2012 @ 100) (c)	5.000%	08/01/2014	AA	2,000,000	2,144,880
Beaver Water District of Benton and Washington Counties, Arkansas, Water Refunding Revenue Bonds, Series 2010	3.000%	11/15/2019	AA+	1,390,000	1,388,902
Little Rock School District of Pulaski County, Arkansas, Refunding Bonds	3.000%	02/01/2020	Aa3	1,500,000	1,460,400

See accompanying notes to financial statements.	27

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2010

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)

Arkansas (Cont.)
Conway School District No. 1 of Faulkner County, Arkansas Refunding Bonds	4.000%	02/01/2021	Aa3	$1,515,000	$1,527,075
City of Little Rock, Arkansas, Sewer Construction Revenue Bonds, Series 2007A	4.500%	06/01/2021	Aa2	1,320,000	1,378,912
City of Little Rock, Arkansas, Sewer Revenue Bonds, Series 2008	5.125%	10/01/2022	Aa2	100,000	108,682
City of Little Rock, Arkansas, Sewer Revenue Bonds, Series 2008	5.250%	10/01/2024	Aa2	335,000	362,420
City of Fort Smith, Arkansas, Water and Sewer Refunding and Construction Revenue Bonds, Series 2008	5.250%	10/01/2028	A	1,500,000	1,588,665
City of Little Rock, Arkansas, Sewer Revenue Bonds, Series 2008	5.500%	10/01/2030	Aa2	500,000	535,030

					15,857,166

California (5.93%)
State of California, Various Purpose, General Obligation Bonds (Prerefunded to 02-01-2012 @ 100) (c)	5.000%	02/01/2014	A1	2,200,000	2,314,730
Calleguas-Las Virgines, Public Financing Authority Revenue Bonds, Series A (Calleguas Municipal Water District Project) (Prerefunded to 07-01-2013 @ 100) (c)	5.000%	07/01/2015	AAA	1,000,000	1,107,480
Golden West Schools Financing Authority, 2005 General Obligation Revenue Bonds	5.000%	08/01/2015	AA	1,515,000	1,736,629
State of California, Various Purpose General Obligation Bonds	5.250%	11/01/2015	A-	3,000,000	3,277,020
State of California, Various Purpose General Obligation Bonds	5.000%	02/01/2017	A-	3,250,000	3,473,405
San Diego Community College District, San Diego County, California, General Obligation Bonds, Election of 2002, Series 2003	5.000%	05/01/2017	Aa1	1,355,000	1,467,885
State of California, Economic Recovery Bonds, Series A	5.000%	07/01/2017	A+	5,000,000	5,106,950
Chino Valley Unified School District, (County of San Bernadino, California) General Obligation Bonds, 2002 Election, Series B	5.000%	08/01/2017	A+	1,560,000	1,677,702
Desert Water Agency Financing Corporation (Water System Improvement Project) Series 2007	4.500%	05/01/2021	AA	740,000	761,593
Desert Water Agency Financing Corporation (Water System Improvement Project) Series 2007	4.625%	05/01/2022	AA	770,000	784,245
Santa Barbara Schools Financing Authority 2007 General Obligation Revenue Bonds, Series A (Santa Barbara Elementary School District General Obligation Bond Refunding) (Santa Barbara County, California)	4.750%	08/01/2022	Aa2	1,160,000	1,198,036
City of San Jose, General Obligation Bonds, Series 2007 (Parks and Public Safety Projects)	4.500%	09/01/2022	Aaa	2,900,000	3,021,742
Desert Water Agency Financing Corporation (Water System Improvement Project) Series 2007	4.750%	05/01/2023	AA	810,000	826,702
Kern High School District (Kern County, California), General Obligation Bonds, 2004 Election, Series C	4.750%	08/01/2023	A+	1,685,000	1,711,640
Santa Barbara Schools Financing Authority 2007 General Obligation Revenue Bonds, Series B (Santa Barbara High School District General Obligation Bond Refunding) (Santa Barbara County, California)	4.750%	08/01/2023	Aa2	1,435,000	1,461,992
Desert Water Agency Financing Corporation (Water System Improvement Project) Series 2007	4.750%	05/01/2024	AA	845,000	856,027
Carmel Unified School District (Monterey County, California), General Obligation Bonds, Election of 2005, Series 2008	4.750%	08/01/2025	AAA	575,000	607,074
Santa Barbara Community College District, (Santa Barbara County, California), General Obligation Bonds, Election of 2008, Series A	5.250%	08/01/2026	Aa1	1,555,000	1,677,829
Santa Clara Unified School District (Santa Clara County, California), General Obligation Bonds, Election of 2004, Series 2008	4.875%	07/01/2027	AA	1,000,000	1,018,780
Placentia-Yorba Linda Unified School District, (Orange County, California), General Obligation Bonds, 2002 Election, Series C	5.000%	08/01/2029	AA-	600,000	615,750

					34,703,211

Colorado (2.81%)
School District Number 12 Adams County, Colorado, (Adams 12 Five Star Schools), General Obligation Bonds, Series 2001A	5.250%	12/15/2013	Aa2	1,750,000	1,830,168
School District Number 12 Adams County, Colorado, (Adams 12 Five Star Schools), General Obligation Bonds, Series 2001A (Prerefunded to 12-15-2011 @ 100) (c)	5.250%	12/15/2013	AAA	955,000	1,002,301
El Paso County, Colorado, School District Number 2, Harrison, (El Paso County, Colorado) General Obligation Bonds, Series 2001 (Prerefunded to 12-01-2011 @ 100) (c)	5.500%	12/01/2014	Aa2	685,000	719,353

28	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2010

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)

Colorado (Cont.)
Weld County School District 6, Weld County, Colorado, General Obligation Bonds, Series 2002 (Prerefunded to 12-01-2011 @ 100) (c)	5.250%	12/01/2014	AA-	$90,000	$94,291
City of Colorado Springs, Colorado, Utilities System, Subordinate Lien Improvement Revenue Bonds, Series 2005B.	4.750%	11/15/2015	Aa2	510,000	587,994
El Paso County, Colorado, School District Number 2, Harrison, (El Paso County, Colorado) General Obligation Bonds, Series 2001 (Prerefunded to 12-01-2011 @ 100) (c)	5.500%	12/01/2015	Aa2	1,070,000	1,123,660
Highlands Ranch Metropolitan District No. 2, (Douglas County, Colorado) General Obligation Refunding Bonds, Series 2005	4.500%	06/15/2017	AA+	1,705,000	1,847,231
City of Colorado Springs, Colorado, Utilities System Subordinate Lien Improvement Revenue Bonds, Series 2005B	4.750%	11/15/2019	Aa2	600,000	655,170
Jefferson County, Colorado, School District No. 1	5.000%	12/15/2021	AA-	3,000,000	3,435,540
City of Aurora, Colorado, First-Lien Water Refunding Revenue Bonds, Series 2008A	4.750%	08/01/2025	Aa2	1,500,000	1,570,500
City of Aurora, Colorado, First-Lien Water Refunding Revenue Bonds, Series 2008A	4.750%	08/01/2026	Aa2	1,465,000	1,526,017
City of Aurora, Colorado, First-Lien Water Improvement Revenue Bonds, Series 2007A	5.000%	08/01/2032	Aa2	2,000,000	2,069,680

					16,461,905

Connecticut (2.25%)
State of Connecticut, General Obligation Bonds (Prerefunded to 11-15-2011 @ 100) (c)	5.125%	11/15/2016	Aa2	5,000,000	5,213,500
The University of Connecticut, General Obligation Bonds, Series A 2004 (Prerefunded to 01-15-2014 @ 100) (c)	5.000%	01/15/2018	Aa2	600,000	673,458
Town of New Canaan, Connecticut, General Obligation Refunding Bonds, Issue of 2010, Series A	5.000%	06/15/2020	Aaa	500,000	575,340
Town of Trumbull, Connecticut, General Obligation Refunding Bonds, Issue of 2009	4.000%	09/15/2020	Aa2	525,000	569,053
Town of Trumbull, Connecticut, General Obligation Refunding Bonds, Issue of 2009	4.000%	09/15/2021	Aa2	500,000	534,350
State of Connecticut, General Obligation Refunding Bonds, 2006 Series E	4.500%	12/15/2021	Aa2	1,900,000	2,052,931
Town of Bethel, Connecticut, General Obligation Sewer Bonds, Issue of 2009, Series B	4.000%	11/15/2023	AA+	620,000	630,838
Town of New Canaan, Connecticut, General Obligation Refunding Bonds, Issue of 2010, Series A	4.000%	06/15/2024	Aaa	1,000,000	1,028,840
State of Connecticut Health and Education Facilities Authority Revenue Bonds, Yale University Issue Series T-1	4.700%	07/01/2029	Aaa	1,800,000	1,877,274

					13,155,584

Delaware (0.20%)
State of Delaware, General Obligation Bonds, Series 2007A	4.250%	05/01/2021	Aaa	1,125,000	1,185,525

Florida (7.51%)
State of Florida, State Board of Education, Public Education Capital Outlay, Refunding Bonds, 1999 Series B	5.500%	06/01/2016	Aa1	4,910,000	5,069,330
City of Titusville, Florida, Water and Sewer Revenue Refunding Bonds, Series 2010	5.000%	10/01/2018	A+	1,000,000	1,140,070
JEA St. Johns River Power Park System, Refunding Revenue Bonds, Issue Two Series Seventeen	5.000%	10/01/2018	AA-	4,000,000	4,132,880
Pasco County, Florida, Water and Sewer Refunding Revenue Bonds, Series 2006	4.500%	10/01/2019	Aa2	2,025,000	2,145,791
City of Pompano Beach, Florida, Water and Sewer Refunding Revenue Bonds Series 2006B	4.500%	07/01/2020	NR	1,220,000	1,221,952
JEA Florida, Water and Sewer System Revenue Bonds, 2010 Series D	3.600%	10/01/2020	AA-	1,220,000	1,235,628
Pasco County, Florida, Water and Sewer Revenue Bonds, Series 2009A	5.000%	10/01/2020	Aa2	1,390,000	1,540,426
Fort Lauderdale, Florida, Water and Sewer Revenue Bonds	4.000%	03/01/2021	AA	1,170,000	1,192,452
State of Florida, State Board of Education, Public Education Capital Outlay Bonds 2004 Series D	4.375%	06/01/2021	Aa1	1,000,000	1,056,390
State of Florida, Department of Transportation, Turnpike Revenue Bonds, Series 2006A	4.200%	07/01/2021	Aa3	3,500,000	3,590,965
City of Titusville, Florida, Water and Sewer Revenue Refunding Bonds, Series 2010	5.000%	10/01/2021	A+	600,000	665,022
Orlando Utilities Commission, Utility System Revenue Refunding Bonds, Series 2006	4.750%	10/01/2021	AA	1,000,000	1,069,150
Pasco County, Florida, Water and Sewer Revenue Bonds, Series 2009A	4.000%	10/01/2021	Aa2	1,455,000	1,476,592
Fort Lauderdale, Florida, Water and Sewer Revenue Bonds	4.000%	03/01/2022	AA	1,215,000	1,222,083
Coral Springs Improvement District, Subordinate Water and Sewer Revenue Bonds, Series 2007	4.375%	06/01/2022	NR	1,500,000	1,491,285

See accompanying notes to financial statements.	29

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2010

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)

Florida (Cont.)
JEA Florida, Electric System Revenue Bonds, Series Three 2009A	5.000%	10/01/2022	AA-	$1,820,000	$1,947,509
Fort Lauderdale, Florida, Water and Sewer Revenue Bonds	4.000%	09/01/2023	AA	1,290,000	1,277,229
City of Hollywood, Florida, General Obligation Bonds, Series 2005	5.000%	06/01/2024	Aa2	3,000,000	3,065,310
State of Florida, Department of Transportation, Turnpike Revenue Bonds, Series 2006A	4.250%	07/01/2024	Aa3	2,500,000	2,515,625
State of Florida, Department of Transportation, Turnpike Revenue Bonds, Series 2010B	5.000%	07/01/2024	Aa3	2,000,000	2,154,960
State of Florida, Department of Transportation, Turnpike Revenue Bonds, Series 2010B	5.000%	07/01/2025	Aa3	2,485,000	2,655,496
City of West Palm Beach, Florida, Utility System Revenue Refunding Bonds, Series 2008A	5.000%	10/01/2026	AA-	2,000,000	2,069,240

					43,935,385

Georgia (3.63%)
State of Georgia, General Obligation Bonds, Series 1995C	5.700%	07/01/2011	Aaa	2,000,000	2,061,820
State of Georgia, General Obligation Bonds, Series 1995B	5.750%	03/01/2012	Aaa	2,950,000	3,140,718
State of Georgia, General Obligation Bonds, Series 1995B (Escrowed to maturity) (c)	5.750%	03/01/2012	Aaa	50,000	53,258
State of Georgia, General Obligation Bonds, Series 1997A	6.250%	04/01/2012	Aaa	3,000,000	3,226,290
State of Georgia, General Obligation Bonds, Series B (Prerefunded to 05-01-2012 @ 100) (c)	5.125%	05/01/2014	Aaa	3,450,000	3,674,595
Cherokee County Water and Sewerage Authority (Georgia), Water and Sewerage Revenue Refunding Bonds, Series 2010	3.500%	08/01/2020	AA-	200,000	203,612
Cherokee County Water and Sewerage Authority (Georgia), Water and Sewerage Revenue Refunding Bonds, Series 2010	4.000%	08/01/2021	AA-	250,000	260,162
Fayette County, Georgia, Water Revenue Bond, Series 2009	5.000%	10/01/2021	Aa2	1,790,000	1,976,572
Henry County and Henry County Water and Sewerage Authority (Georgia), Water and Sewerage Revenue Refunding Bonds, Series 2010	5.000%	02/01/2022	Aa2	1,000,000	1,115,510
Fayette County, Georgia, Water Revenue Bond, Series 2009	4.375%	10/01/2024	Aa2	750,000	771,832
Unified Government of Athens-Clarke County, Georgia, Water and Sewerage Revenue Bonds, Series 2008	5.625%	01/01/2028	AA-	1,000,000	1,099,600
Forsyth County, Georgia, General Obligation Bonds, Series 2008A	5.000%	03/01/2028	AA+	1,000,000	1,081,250
Spalding County Water and Sewerage Facilities Authority (Georgia), Revenue Bonds, Series 2008	6.125%	09/01/2028	Aa3	2,300,000	2,557,807

					21,223,026

Hawaii (0.89%)
State of Hawaii, General Obligation Bonds of 1992, Series BW (Escrowed to maturity) (c)	6.375%	03/01/2011	AA	700,000	710,346
City and County of Honolulu, General Obligation Bonds, Series 2005F	5.000%	07/01/2026	Aa1	2,140,000	2,244,154
State of Hawaii Highway Revenue Bonds Series 2008	5.750%	01/01/2027	Aa2	2,000,000	2,249,780

					5,204,280

Idaho (0.50%)
Nampa School District No. 131, Canyon County, Idaho, General Obligation School Bonds, Series 2003	4.750%	08/15/2018	A	1,690,000	1,824,963
Independent School District of Boise City, Ada and Boise Counties, Idaho, General Obligation Bonds, Series 2007	4.625%	08/01/2022	AA	1,000,000	1,072,430

					2,897,393

Illinois (3.77%)
School District Number 112 (North Shore), Lake County, Illinois, Refunding School Bonds, Series 2002	5.750%	12/01/2012	Aaa	2,150,000	2,352,960
State of Illinois, General Obligation Bonds, Illinois, First Series of April 2001	5.375%	04/01/2013	A1	2,000,000	2,143,740
Community Unit School District Number 308, Kendall, Kane and Will Counties, Illinois, General Obligation School Bonds, Series 2003C	5.000%	10/01/2015	Aa2	1,045,000	1,147,400
Community Unit School District Number 308, Kendall, Kane and Will Counties, Illinois, General Obligation School Bonds, Series 2003C	5.000%	10/01/2016	Aa2	1,100,000	1,204,258
Community Unit School District No. 5, McLean and Woodford Counties, Illinois, General Obligation Refunding School Bonds, Series 2005	4.000%	12/01/2016	Aa2	900,000	929,484
Community Unit School District Number 200-U Will County, Illinois	5.000%	11/01/2019	A1	1,650,000	1,735,618

30	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2010

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)

Illinois (Cont.)
The Illinois State Toll Highway Authority, Toll Highway Senior Priority Revenue Bonds, 2005 Series A	4.125%	01/01/2020	Aa3	$5,000,000	$5,075,950
School District Number 161, Will County, Illinois, General Obligation School Bonds, Series 2005	5.000%	01/01/2020	Aa2	1,360,000	1,440,036
County of Lake, Illinois, Water and Sewer System Revenue Refunding Bonds Series B of 2006	4.375%	12/01/2020	Aa1	1,465,000	1,542,689
Community Consolidated School District Number 201, Grundy, Kendall and Will Counties, Illinois, (Minooka), General Obligation Refunding School Bonds, Series 2010A	5.250%	10/15/2022	AA	1,200,000	1,305,384
Community Consolidated School District Number 201, Grundy, Kendall and Will Counties, Illinois, (Minooka), General Obligation Refunding School Bonds, Series 2010A	5.250%	10/15/2023	AA	2,000,000	2,152,480
School District Number 161, Will County, Illinois, General Obligation School Bonds, Series 2005	5.000%	01/01/2024	Aa2	1,000,000	1,031,930

					22,061,929

Indiana (2.05%)
Highland School Building Corporation, Lake County, Indiana, First Mortgage Refunding Bonds, Series 2003	5.000%	07/10/2016	AA+	2,635,000	2,870,938
Town of Zionsville, Indiana, Sewage Works Revenue Bonds of 2010, Series A	2.350%	07/15/2017	AA-	210,000	202,917
Town of Zionsville, Indiana, Sewage Works Revenue Bonds of 2010, Series A	2.600%	07/15/2018	AA-	220,000	210,399
Zionsville Community Schools Building Corporation, Boone County, Indiana, First Mortgage Bonds, Series 2005A	5.000%	07/15/2018	AA-	1,665,000	1,819,529
Town of Zionsville, Indiana, Sewage Works Revenue Bonds of 2010, Series A	2.800%	07/15/2019	AA-	230,000	217,081
Town of Zionsville, Indiana, Sewage Works Revenue Bonds of 2010, Series A	3.000%	07/15/2020	AA-	245,000	229,278
City of Fort Wayne, Indiana, Sewage Works Revenue Bonds of 2010	4.500%	08/01/2020	Aa3	2,075,000	2,174,330
Ball State University Board of Trustees, Ball State University Student Fee Bonds, Series 0	5.250%	07/01/2022	Aa3	500,000	551,471
Ball State University Board of Trustees, Ball State University Student Fee Bonds, Series 0	5.250%	07/01/2023	Aa3	1,060,000	1,158,304
The Trustees of Ivy Tech Community College of Indiana, Ivy Tech Community College Student Fee Bonds, Series K	5.000%	07/01/2024	AA-	1,000,000	1,050,540
City of Fort Wayne, Indiana, Sewage Works Revenue Bonds of 2010	4.500%	08/01/2025	Aa3	1,530,000	1,515,343

					12,000,130

Iowa (2.81%)
City of Des Moines, Iowa, General Obligation Bonds, Series 2007C Urban Renewal	4.000%	06/01/2015	Aa1	990,000	1,098,088
Board of Regents, State of Iowa, Utility System Revenue Bonds, Series S.U.I. 2006	4.000%	11/01/2015	Aa1	975,000	1,080,222
Black Hawk County, Iowa, General Obligation Bonds, Series 2008B	4.600%	06/01/2018	Aa2	520,000	566,379
City of West Des Moines, Iowa, General Obligation Bonds, Series 2004A	5.000%	06/01/2018	Aaa	850,000	933,240
City of Des Moines, Iowa, General Obligation Refunding Bonds, Series 2010B (Urban Renewal)	4.000%	06/01/2019	Aa1	1,190,000	1,300,242
Clear Creek Amana Community School District, Iowa, General Obligation School Bonds	4.625%	06/01/2019	A1	1,200,000	1,243,236
City of Des Moines, Iowa, General Obligation Refunding Bonds, Series 2010B (Urban Renewal)	4.000%	06/01/2022	Aa1	1,350,000	1,414,125
Board of Regents, State of Iowa, Academic Building Revenue Bonds, Series S.U.I. 2008	4.625%	07/01/2025	AA	1,775,000	1,869,394
Board of Regents, State of Iowa, Academic Building Revenue Bonds, Series S.U.I. 2008	4.625%	07/01/2026	AA	1,750,000	1,832,495
Ankeny Community School District Polk County, Iowa, General Obligation School Bonds, Series 2009	5.000%	06/01/2027	Aa3	2,000,000	2,052,380
Board of Regents, State of Iowa, Academic Building Revenue Bonds, Series S.U.I. 2008	4.750%	07/01/2027	AA	1,950,000	2,029,209
Waukee Community School District, Iowa, General Obligation School Bonds, Series 2009	5.000%	06/01/2028	Aa2	1,000,000	1,039,270

					16,458,280

Kansas (4.76%)
Unified School District No. 383, Riley County, Kansas, (Manhattan-Ogden) General Obligation Refunding Bonds, Series 2001 (Prerefunded to 11-01-2011 @ 100) (c)	5.000%	11/01/2014	Aa2	2,790,000	2,891,193
Kansas Development Finance Authority, Kansas Water Pollution Control Revolving Fund Revenue Bonds	5.500%	05/01/2015	Aaa	2,000,000	2,344,880
City of Overland Park, Kansas Internal Improvement Bonds, Series 2006A	4.250%	09/01/2016	Aaa	1,220,000	1,330,983
City of Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Series 1999	4.000%	10/01/2017	Aa2	1,300,000	1,302,236

See accompanying notes to financial statements.	31

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2010

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)

Kansas (Cont.)
City of Derby, Kansas, General Obligation Water System Refunding Bonds, Series A	5.000%	12/01/2017	Aa3	$670,000	$716,833
Unified School District No. 263, Sedgwick County, Kansas (Mulvane) General Obligation School Building Bonds, Series 2004	5.000%	09/01/2018	A1	1,000,000	1,094,420
Unified School District No. 265, Sedgwick County, Kansas (Goddard), General Obligation Refunding and Improvement Bonds Series 2005	5.000%	10/01/2018	Aa3	910,000	1,003,239
City of Wichita, Kansas, General Obligation Bonds, Series 790	4.375%	09/01/2019	Aa1	980,000	1,046,552
Johnson County, Kansas, Internal Improvement Bonds, Series 2007B, (General Obligation Payable from Unlimited Ad Valorem Taxes)	4.500%	09/01/2022	Aaa	1,000,000	1,071,360
City of Lawrence, Kansas, Water and Sewage System, Improvement Revenue Bonds, Series 2007	4.500%	11/01/2022	Aa2	890,000	935,265
Johnson County, Kansas, Internal Improvement Bonds, Series 2007B, (General Obligation Payable from Unlimited Ad Valorem Taxes)	4.500%	09/01/2023	Aaa	1,615,000	1,716,180
Johnson County, Kansas, Internal Improvement Bonds, Series 2007B, (General Obligation Payable from Unlimited Ad Valorem Taxes)	4.625%	09/01/2024	Aaa	1,895,000	2,016,128
City of Wichita, Kansas, Water and Sewer Utility, Revenue Bonds, Series 2009A	5.000%	10/01/2024	AA-	2,000,000	2,222,840
Johnson County, Kansas, Internal Improvement Bonds, Series 2008A	4.500%	09/01/2025	Aaa	1,115,000	1,176,069
City of Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Series 2005C	5.000%	10/01/2025	AA-	1,240,000	1,315,913
Johnson County, Kansas, Internal Improvement Bonds, Series 2008A	4.750%	09/01/2026	Aaa	2,220,000	2,363,301
City of Topeka, Kansas, General Obligation Improvement and Refunding Bonds, Series 2008-A	5.600%	08/15/2029	Aa2	1,550,000	1,615,596
City of Topeka, Kansas, General Obligation Improvement and Refunding Bonds, Series 2008-A	5.600%	08/15/2030	Aa2	1,630,000	1,695,167

					27,858,155

Kentucky (1.69%)
Sanitation District No. 1, Sanitation District Revenue Bonds, Series 2006, Campbell, Kenton and Boone Counties, Kentucky	4.300%	08/01/2017	Aa2	1,275,000	1,391,892
Boone-Florence Water Commission (Kentucky), Water Supply System Refunding Revenue Bonds, Series 2010 (d)	3.250%	12/01/2018	Aa3	2,040,000	2,064,398
Louisville/Jefferson County Metro Government, General Obligation Bonds, Series 2006A	4.500%	11/01/2020	Aa1	1,565,000	1,676,350
Boone-Florence Water Commission (Kentucky), Water Supply System Refunding Revenue Bonds, Series 2010 (d)	3.250%	12/01/2020	Aa3	2,180,000	2,096,375
Louisville and Jefferson County Metropolitan Sewer District, (Commonwealth of Kentucky), Sewer and Drainage System Revenue Bonds, Series 2007A	5.000%	05/15/2024	Aa3	1,500,000	1,613,760
Louisville/Jefferson County Metro Government, General Obligation Bonds, Series 2006A	4.250%	11/01/2025	Aa1	1,000,000	1,019,880

					9,862,655

Louisiana (1.43%)
State of Louisiana, General Obligation Bonds, Series 2003 A (Prerefunded to 05-01-2013 @ 100) (c)	5.000%	05/01/2018	AA-	4,000,000	4,404,400
City of Shreveport, State of Louisiana, General Obligation Refunding Bonds, Series 2005A	5.000%	05/01/2019	A+	1,340,000	1,443,033
Caddo Parish, Louisiana, General Obligation Bonds Series 2007	4.500%	02/01/2020	Aa2	405,000	426,793
State of Louisiana, General Obligation Match Bonds, Series 2006-B	5.000%	07/15/2025	AA-	2,000,000	2,115,100

					8,389,326

Maine (1.04%)
Maine Municipal Bond Bank, 2007 Series A Refunding Bonds	4.500%	11/01/2020	Aa1	100,000	109,167
Maine Municipal Bond Bank, 2007 Series A Refunding Bonds	4.500%	11/01/2021	Aa1	3,515,000	3,816,657
Maine Turnpike Authority, Turnpike Revenue Bonds, Series 2004	5.250%	07/01/2030	A+	2,100,000	2,178,120

					6,103,944

Maryland (1.41%)
State of Maryland, General Obligation Bonds, State and Local Facilities Loan of 2002, Second Series	5.500%	08/01/2014	Aaa	430,000	497,704
Baltimore County, Maryland, General Obligation Bonds, Consolidated Public Improvement, Series 2002	5.000%	09/01/2014	Aaa	1,050,000	1,124,518

32	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2010

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)

Maryland (Cont.)
Prince George’s County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2005	4.000%	10/01/2017	Aaa	$455,000	$497,110
Washington Suburban Sanitary District, Maryland	5.000%	06/01/2019	Aaa	2,000,000	2,229,320
University System of Maryland, Auxiliary Facility and Tuition Revenue Bonds, 2008 Series A	4.625%	04/01/2026	Aa1	2,140,000	2,239,339
The City of Frederick, Maryland, General Obligation Bonds and Notes, Public Improvements Bonds, Tax-Exempt Series 2009A	5.000%	03/01/2027	Aa2	1,500,000	1,644,090

					8,232,081

Massachusetts (1.17%)
Town of Westborough Massachusetts, General Obligation Bonds, (Unlimited Tax)	5.000%	11/15/2016	Aa2	1,135,000	1,256,842
The Commonwealth of Massachusetts, General Obligation Bonds, Consolidated Loan of 2003, Series C (Prerefunded to 08-01-2013 @ 100) (c)	5.250%	08/01/2017	AA	5,000,000	5,566,400

					6,823,242

Michigan (0.66%)
Forest Hills Public Schools, County of Kent, State of Michigan, 2010 School Building and Site Bonds, Series II, (General Obligation - Unlimited Tax)	4.000%	05/01/2018	AA	500,000	528,900
Board of Trustees of Northern Michigan University, General Revenue Bonds, Series 2008A	5.000%	12/01/2018	A	440,000	507,883
Forest Hills Public Schools County of Kent, State of Michigan, 2007 School Building and Site Bonds (General Obligation - Unlimited Tax)	4.750%	05/01/2022	AA	2,000,000	2,137,660
Forest Hills Public Schools, County of Kent, State of Michigan, 2010 School Building and Site Bonds, Series II, (General Obligation - Unlimited Tax)	4.000%	05/01/2022	AA	700,000	704,900

					3,879,343

Minnesota (0.29%)
Anoka Hennepin Independent School District 11, Coon Rapids, Minnesota, General Obligation, Alternative Facility Bonds, Series 2004A	4.000%	02/01/2017	Aa2	615,000	627,325
State of Minnesota, General Obligation State Various Purpose Bonds, Series 2009H	4.500%	11/01/2024	Aa1	1,000,000	1,082,330

					1,709,655

Mississippi (2.39%)
State of Mississippi, General Obligation Refunding Bonds, Series 2001	5.500%	09/01/2013	Aa2	2,000,000	2,242,420
State of Mississippi, General Obligation Refunding Bonds, Series 2002A	5.500%	12/01/2015	Aa2	2,000,000	2,366,640
DeSoto County School District, DeSoto County, Mississippi, General Obligation Bonds, Series 2005	4.000%	05/01/2018	Aa1	1,585,000	1,637,559
City of Jackson, Mississippi, Water and Sewer System Revenue Refunding Bonds, Series 2005	4.500%	09/01/2018	A+	1,000,000	1,060,380
City of Ridgeland, Mississippi, General Obligation Public Improvement Bonds, Series 2007A	4.375%	08/01/2019	Aa2	475,000	508,226
City of Ridgeland, Mississippi, General Obligation Public Improvement Bonds, Series 2007B	4.375%	08/01/2019	Aa2	525,000	561,724
City of Ridgeland, Mississippi, General Obligation Public Improvement Bonds, Series 2007A	4.500%	08/01/2020	Aa2	500,000	532,825
City of Ridgeland, Mississippi, General Obligation Public Improvement Bonds, Series 2007B	4.500%	08/01/2020	Aa2	400,000	426,260
Mississippi Development Bank, Special Obligation Bonds, Series 2010A, (City of Jackson, Mississippi General Obligation, Refunding Project)	5.000%	03/01/2022	AA-	1,000,000	1,091,940
Mississippi Development Bank, Special Obligation Bonds, Series 2008 (Jackson Public School District General Obligation Bond Project)	5.375%	04/01/2025	Aa2	2,290,000	2,492,711
Mississippi Development Bank, Special Obligation Bonds, Series 2008 (Jackson Public School District General Obligation Bond Project)	5.375%	04/01/2026	Aa2	1,000,000	1,082,570

					14,003,255

See accompanying notes to financial statements.	33

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2010

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)

Missouri (3.14%)
Missouri Highways and Transportation Commission, State Road Bonds, Series A 2001 (Prerefunded to 02-01-2012 @ 100) (c)	5.125%	02/01/2016	Aaa	$1,565,000	$1,648,868
Reorganized School District No. 7 of Jackson County, Missouri (Lee’s Summit, Missouri School District), General Obligation Refunding Bonds, Series 2005	4.500%	03/01/2019	Aa1	1,850,000	2,001,164
State Environmental Improvement and Energy, Resources Authority (State of Missouri), Water Pollution Control and Drinking Water Revenue Bonds, (State Revolving Funds Programs), Series 2007A	4.500%	01/01/2021	Aaa	1,060,000	1,161,548
Health and Education Facilities Authority of the State of Missouri, Educational Facilities Revenue Bonds (The Washington University), Series 2007B	4.200%	01/15/2021	Aaa	530,000	561,636
City of Ladue School District, St. Louis County, Missouri, General Obligation Refunding and Improvement Bonds, Series 2007	5.000%	03/01/2023	AAA	1,455,000	1,608,182
Parkway C-2 School District, St. Louis County, Missouri, General Obligation Refunding and Improvement Bonds, Series 2009	4.625%	03/01/2025	AAA	3,000,000	3,188,910
Reorganized School District No. 7 of Jackson County, Missouri (Lee’s Summit, Missouri School District), General Obligation School Building Bonds, Series 2008	4.750%	03/01/2027	Aa1	5,750,000	6,040,720
Platte County R-III School District of Platte County, Missouri, General Obligation School Building Bonds, Series 2008	5.000%	03/01/2028	AA	2,000,000	2,123,300

					18,334,328

Montana (0.09%)
State of Montana, General Obligation Bonds, (Water Pollution Control State Revolving Fund Program), Series 2005G	4.750%	07/15/2018	AA	490,000	540,931

Nebraska (3.08%)
Omaha Public Power District, Nebraska, Electric System Revenue Bonds, 1992 Series B (Escrowed to maturity) (c)	6.150%	02/01/2012	AAA	3,055,000	3,163,544
Nebraska Public Power District Revenue Series A	5.000%	01/01/2017	A	3,000,000	3,199,230
City of Omaha, Nebraska, Various Purpose Bonds Series of 2005	4.500%	11/15/2018	Aaa	2,140,000	2,348,543
City of Omaha, Nebraska, Various Purpose Bonds Series of 2005	4.500%	11/15/2019	Aaa	2,140,000	2,322,499
City of Omaha, Nebraska, Sanitary Sewerage System Revenue Bonds, Series of 2006	4.250%	11/15/2020	Aa2	1,565,000	1,663,830
Douglas County School District 0010 in the State of Nebraska, (Elkhorn Public Schools), General Obligation Bonds, Series 2008	4.625%	07/15/2024	AA-	2,120,000	2,177,982
Douglas County School District 0001, (Omaha, Nebraska, Public Schools), General Obligation Refunding Bonds, Series 2010	4.000%	12/15/2024	Aa1	3,000,000	3,111,120

					17,986,748

New Hampshire (1.12%)
City of Concord, New Hampshire, General Obligations Bonds	4.750%	07/15/2016	AA	515,000	580,055
City of Manchester, New Hampshire, (Manchester Water Works) Water Revenue Bonds, Series 2003	5.000%	12/01/2017	Aa1	2,620,000	2,852,446
State of New Hampshire, General Obligation Refunding Bonds, 2006 Series A	4.250%	10/15/2020	AA	1,405,000	1,526,364
New Hampshire Municipal Bond Bank Series B Bonds	4.750%	08/15/2023	Aa3	1,500,000	1,605,495

					6,564,360

New Jersey (3.13%)
State of New Jersey, General Obligation Bonds, Various Purpose	5.250%	08/01/2014	Aa2	7,000,000	7,931,560
Borough of Fort Lee, New Jersey, General Obligation Bonds, Series 2005	4.000%	07/15/2018	Aa2	1,230,000	1,296,887
Township of Parsippany-Troy Hills, In the County of Morris, New Jersey, General Obligation Bonds	2.500%	11/01/2018	AA	1,710,000	1,686,966
Township of Toms River, County of Ocean, New Jersey, General Improvement Bonds, Series 2010A	3.000%	06/15/2019	AA	1,900,000	1,924,339
Middlesex County Improvement Authority, (County of Middlesex, State of New Jersey), County-Guaranteed Open Space Trust Fund Revenue Bonds, Series 2009A	4.000%	12/15/2019	Aa1	1,540,000	1,657,271
Middlesex County Improvement Authority, (County of Middlesex, State of New Jersey), County-Guaranteed Open Space Trust Fund Revenue Bonds, Series 2009A	4.000%	12/15/2020	Aa1	750,000	807,112
Township of Parsippany-Troy Hills, In the County of Morris, New Jersey, General Obligation Bonds	3.000%	11/01/2021	AA	1,775,000	1,686,126

34	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNCIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2010

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)

New Jersey (Cont.)
The Board of Education, of the Township of South Brunswick, in the County of Middlesex, New Jersey, Refunding School Bonds, Series 2007 AA	4.500%	08/01/2022	Aa2	$1,240,000	$1,310,035

					18,300,296

New Mexico (1.68%)
State Transportation, Refunding Revenue Bonds, (Senior Lien), Series 2010B	4.000%	06/15/2019	Aa1	3,500,000	3,839,080
City of Rio Rancho, New Mexico, Water and Wastewater System Revenue Bonds, Series 2005	5.000%	05/15/2022	AA-	1,365,000	1,450,408
City of Rio Rancho, New Mexico, Water and Wastewater System Revenue Bonds, Series 2005	5.000%	05/15/2023	AA-	1,320,000	1,394,778
Albuquerque Municipal School District No. 12, Bernalillo and Sandoval Counties, New Mexico, General Obligation School Building Bonds Series 2008B	4.500%	08/01/2023	AA	2,000,000	2,090,320
Albuquerque Bernalillo County Water Utility Authority, Joint Water and Sewer System Improvement Revenue Bonds, Series 2005	4.400%	07/01/2024	Aa1	1,000,000	1,030,480

					9,805,066

New York (3.29%)
New York City, Municipal Water Finance Authority, Water and Sewer System Revenue Bonds, Fiscal 2003, Series D	5.000%	06/15/2016	Aa1	2,000,000	2,113,540
Minisink Valley Central School District, Orange and Sullivan Counties, New York, School District (Serial) Bonds, 2005 Series B	4.000%	06/15/2017	Aa3	1,000,000	1,067,890
New York State Thruway Authority, Second General Highway and Bridge Trust Fund Bonds, Series 2005B	5.000%	04/01/2019	AA	2,000,000	2,245,360
Town of Brookhaven, Suffolk County, New York, Public Improvement Serial Bonds - 2010	3.250%	03/15/2020	Aa2	2,665,000	2,699,485
Minisink Valley Central School District, Orange and Sullivan Counties, New York, School District (Serial) Bonds, 2009	3.000%	04/15/2020	AA	1,225,000	1,227,389
Minisink Valley Central School District, Orange and Sullivan Counties, New York, 2006 Series B Bonds	4.300%	06/01/2020	Aa3	695,000	732,878
County of Saratoga, New York, Public Improvement (Serial) Bonds, Series 2010B	4.000%	07/15/2020	AA+	410,000	433,169
Minisink Valley Central School District, Orange and Sullivan Counties, New York, 2006 Series B Bonds	4.300%	06/01/2021	Aa3	625,000	653,294
County of Suffolk, New York, Public Improvement Serial Bonds - 2009 Series C	4.000%	10/15/2021	Aa2	3,000,000	3,162,570
Hauppauge Union Free School District, Suffolk County, New York, School District Serial Bonds - 2010	4.000%	07/15/2022	Aa2	1,265,000	1,305,948
County of Saratoga, New York, Public Improvement (Serial) Bonds, Series 2010B	4.000%	07/15/2023	AA+	465,000	473,928
Hauppauge Union Free School District, Suffolk County, New York, School District Serial Bonds - 2010	4.000%	07/15/2023	Aa2	1,615,000	1,650,417
Miller Place Union Free School District, In the Town of Brookhaven, Suffolk County, New York, School District Serial Bonds - 2010	4.000%	02/15/2026	Aa2	460,000	457,387
The Port Authority of New York and New Jersey Consolidated Bonds, One Hundred Fifty-Third Series	4.750%	07/15/2029	AA-	1,000,000	1,037,470

					19,260,725

North Carolina (1.08%)
North Carolina, Orange Water and Sewer Authority, Water and Sewer System Revenue Bonds, Series 2006	4.375%	07/01/2019	Aa1	855,000	925,914
City of Fayetteville, North Carolina, Public Works Commission, Revenue Bonds, Series 2009B	5.000%	03/01/2022	AA-	1,000,000	1,109,590
County of Pender, North Carolina, General Obligation School Bonds, Series 2007	4.375%	03/01/2022	A+	545,000	565,933
City of Charlotte, North Carolina, General Obligation Refunding Bonds, Series 2009B	4.000%	06/01/2024	Aaa	1,000,000	1,040,200
City of Asheville, North Carolina, Water System Revenue Bonds, Series 2007	4.750%	08/01/2024	Aa2	1,555,000	1,622,534
State of North Carolina, General Obligation Public Improvement Bonds, Series 2010A	4.000%	05/01/2026	Aaa	1,000,000	1,027,640

					6,291,811

North Dakota (0.59%)
North Dakota Municipal Bond Bank, State Revolving Fund Program Bonds, Series 2003 B	5.000%	10/01/2016	Aaa	1,915,000	2,106,577

See accompanying notes to financial statements.	35

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2010

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)

North Dakota (Cont.)
North Dakota Municipal Bond Bank, State Revolving Fund Program Bonds, Series 2003 B	5.000%	10/01/2017	Aaa	$1,225,000	$1,342,171

					3,448,748

Ohio (2.57%)
Hilliard City School District, Ohio, General Obligation (Unlimited Tax) School Improvement Bonds, Series 2000	5.300%	12/01/2010	AA	2,000,000	2,000,000
Lakota Local School District, County of Butler, Ohio, General Obligation Unlimited Tax, School Improvement and Refunding Bonds, Series 2001	5.250%	12/01/2013	Aaa	1,375,000	1,402,225
Mason City School District, Counties of Warren and Butler, Ohio, School Improvement Unlimited Tax General Obligation Bonds, Series 2001 (Prerefunded to 12-01-2011 @ 100) (c)	5.000%	12/01/2013	Aaa	1,150,000	1,201,980
Ohio State University (A State University of Ohio) General Receipts Bonds, Series 2002 A (Prerefunded to 12-01-2012 @ 100) (c)	5.250%	12/01/2016	AA	5,095,000	5,558,696
Indian Hill Exempted Village School District, County of Hamilton, Ohio, School Improvement Refunding Bonds, Series 2006	4.375%	12/01/2020	Aaa	1,580,000	1,684,090
Board of Education, City School District of the City of Cincinnati, County of Hamilton, Ohio, Classroom Facilities Construction and Improvement Refunding Bonds, Series 2006 (Voted General Obligation Unlimited Tax)	5.250%	12/01/2022	AA-	1,000,000	1,171,290
State of Ohio, Common Schools General Obligation Bonds, Series 2006D	4.300%	09/15/2025	Aa1	2,000,000	2,036,800

					15,055,081

Oklahoma (0.84%)
Oklahoma Water Resources Board, State Loan Program Revenue Bonds, Refunding Series 2006B	5.000%	10/01/2020	AAA	1,230,000	1,368,928
City of Tulsa, Oklahoma, General Obligation Bonds, Series 2008	4.625%	05/01/2025	AA	1,485,000	1,562,458
Oklahoma Housing Finance Agency, Single Family Mortgage Revenue Bonds, (Homeownership Loan Program), 2003 Series B-1 (AMT)	4.875%	09/01/2033	Aaa	1,980,000	1,977,149

					4,908,535

Oregon (3.04%)
Newberg School District Number 29J, Yamhill, Clackamas and Washington Counties, Oregon, General Obligation Bonds, Series 2002 (Prerefunded to 06-15-2012 @ 100) (c)	5.250%	06/15/2015	NR	3,540,000	3,790,313
Reynolds School District 7, Multnomah County, Oregon, General Obligation Refunding Bonds Series 2000	5.000%	06/15/2015	Aa2	2,135,000	2,450,190
City of Hillsboro, Oregon, Full Faith and Credit Bonds, Series 2004	4.750%	06/01/2018	Aa3	500,000	535,170
Oregon City School District No. 62, Clackamas County, Oregon, General Obligation Refunding Bonds, Series 2004	5.000%	06/15/2018	Aa2	1,625,000	1,798,696
State of Oregon Housing and Community Services Department, Mortgage Revenue Bonds (Single-Family Mortgage Program) 2007 Series C	4.625%	07/01/2020	Aa2	480,000	497,122
City of Portland, Oregon, First Lien Water System Revenue and Refunding Bonds, 2010 Series A (Tax Exempt)	4.000%	05/01/2021	Aaa	1,000,000	1,067,060
City of Portland, Oregon, Second Lien Sewer System Revenue and Refunding Bonds, 2008 Series B	5.000%	06/15/2023	Aa3	1,500,000	1,641,615
State of Oregon, State Board of Higher Education, General Obligation Bonds 2009 Series A Serial Bonds	5.750%	08/01/2025	AA	745,000	852,444
State of Oregon, State Board of Higher Education, General Obligation Bonds 2009 Series A Serial Bonds	5.750%	08/01/2026	AA	670,000	762,299
State of Oregon, State Board of Higher Education, General Obligation Bonds 2009 Series A Serial Bonds	5.750%	08/01/2027	AA	750,000	848,505
Tualatin Hills Park & Recreation District, Washington County, Oregon, General Obligation Bonds, Series 2009	4.625%	06/01/2028	AA	1,335,000	1,380,964
Portland Community College District, Multnomah, Washington, Yamhill, Clackamas and Columbia Counties, Oregon, General Obligation Bonds, Series 2009	5.000%	06/15/2029	AA	2,000,000	2,143,360

					17,767,738

36	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2010

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)

Pennsylvania (1.38%)
Bellefonte Area School District, Centre County, Pennsylvania, General Obligation Bonds, Series A of 2004	4.500%	05/15/2016	A+	$1,070,000	$1,148,003
Bellefonte Area School District, Centre County, Pennsylvania, General Obligation Bonds, Series A of 2004	4.500%	05/15/2017	A+	1,010,000	1,074,297
Dover Township Sewer Authority, York County, Pennsylvania, Guaranteed Sewer Revenue Bonds, Series 2004	5.000%	11/01/2017	NR	1,030,000	1,097,620
Bellefonte Area School District, Centre County, Pennsylvania, General Obligation Bonds, Series A of 2004	4.750%	05/15/2018	A+	1,160,000	1,235,064
Dover Township Sewer Authority, York County, Pennsylvania, Guaranteed Sewer Revenue Bonds, Series 2004	5.000%	11/01/2018	NR	1,000,000	1,054,730
County of Chester, Commonwealth of Pennsylvania, General Obligation Bonds Series of 2006	4.375%	11/15/2021	Aaa	2,300,000	2,473,719
					8,083,433

Rhode Island (0.18%)
State of Rhode Island and Providence Plantations, General Obligation Bonds, Consolidated Capital Development Loan of 2007, Series A	4.750%	08/01/2023	Aa2	1,000,000	1,062,660

South Carolina (0.89%)
Lugoff-Elgin Water Authority (South Carolina) Waterworks System Revenue Bonds, Series 2007	5.000%	07/01/2022	A1	1,000,000	1,051,400
City of Columbia, South Carolina, Waterworks and Sewer System Revenue Bonds, Series 2010	4.500%	02/01/2025	AA	1,035,000	1,083,221
School District No. 1 of Richland County, South Carolina, General Obligation Bonds, Series 2006B	4.450%	03/01/2025	Aa2	1,000,000	1,032,970
Berkeley County, South Carolina, Water and Sewer System Refunding Revenue Bonds, Series 2008A	4.750%	06/01/2025	Aa3	800,000	841,168
University of South Carolina, Higher Education Revenue Bonds, Series 2008A	4.750%	06/01/2025	Aa2	1,130,000	1,188,150
					5,196,909

South Dakota (0.24%)
Harrisburg School District No. 41-2 Lincoln County, South Dakota, General Obligation Bonds, Series 2007	4.500%	01/15/2022	Aa3	1,370,000	1,384,015

Tennessee (2.95%)
Williamson County Tennessee, General Obligation Bonds, Public Improvement Refunding Bonds, Series 2000	5.000%	03/01/2012	Aaa	2,335,000	2,462,771
Williamson County Tennessee, General Obligation Bonds, Public Improvement Refunding Bonds, Series 2000	5.000%	03/01/2014	Aaa	2,705,000	2,994,841
City of Knoxville, Tennessee, Gas System Revenue Refunding and Improvement Bonds, Series K-2004	4.750%	03/01/2018	Aa2	2,115,000	2,185,281
City of Knoxville, Tennessee, Water System Revenue Bonds, Series U-2009	4.000%	03/01/2021	Aa2	1,050,000	1,102,636
Tennessee State School Bond Authority, Higher Educational Facilities, Second Program Bonds, 2008 Series B	4.750%	05/01/2023	AA	2,000,000	2,164,620
The Metropolitan Government of Nashville and Davidson County (Tennessee), General Obligation Improvement and Refunding Bonds, Series 2010A	4.000%	07/01/2023	AA	2,000,000	2,100,700
State of Tennessee, General Obligation Bonds, 2007 Series A	4.400%	10/01/2023	AA+	1,050,000	1,090,184
The Metropolitan Government of Nashville and Davidson County (Tennessee), Electric System Revenue Bonds, 2008 Series A	4.750%	05/15/2025	AA+	1,000,000	1,058,460
City of Chattanooga, Tennessee, General Obligation Refunding Bonds, Series 2007A	4.750%	03/01/2026	AA+	2,000,000	2,073,100
					17,232,593

Texas (3.51%)
Lake Travis Independent School District, Unlimited Tax School Building Bonds, Series 2006A	5.000%	02/15/2020	AA+	1,535,000	1,691,831
Clear Creek Independent School District (Galveston and Harris Counties, Texas) Unlimited Tax School Building Bonds, Series 2007	4.750%	02/15/2021	Aa2	490,000	529,234

See accompanying notes to financial statements.	37

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2010

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)

Texas (Cont.)
Fort Worth Independent School District, (Tarrant County, Texas), Unlimited Tax School Building Bonds, Series 2010	4.000%	02/15/2021	AA	$1,000,000	$1,047,020
Clear Creek Independent School District (Galveston and Harris Counties, Texas) Unlimited Tax School Building Bonds, Series 2007	4.750%	02/15/2022	Aa2	470,000	503,549
Coppell Independent School District (Dallas County, Texas) Unlimited Tax School Building Bonds, Series 2007	5.000%	08/15/2022	AA	375,000	406,451
Coppell Independent School District (Dallas County, Texas) Unlimited Tax School Building Bonds, Series 2007	5.000%	08/15/2023	AA	395,000	424,234
City of Austin, Texas (Travis, Williamson and Hays Counties), Water and Wastewater System Refunding Bonds, Series 2010A (d)	5.000%	11/15/2025	Aa2	2,345,000	2,504,108
City of Austin, Texas, (Travis and Williamson Counties), Water and Wastewater System Revenue Refunding Bonds, Series 2009A	5.000%	11/15/2025	Aa2	2,000,000	2,130,580
Carrollton-Farmers Branch Independent School District (Dallas and Denton Counties, Texas), Unlimited Tax School Building and Refunding Bonds, Series 2008	4.625%	02/15/2026	AA	1,165,000	1,208,618
City of Austin, Texas (Travis and Williamson Counties), Electric Utility System Revenue Refunding Bonds, Series 2008A	5.250%	11/15/2026	A1	3,000,000	3,229,860
City of Austin, Texas (Travis, Williamson and Hays Counties), Water and Wastewater System Refunding Bonds, Series 2010A (d)	5.000%	11/15/2026	Aa2	2,465,000	2,609,572
Trinity River Authority of Texas, (Tarrant County Water Project) Improvement Revenue Bonds, Series 2008	5.750%	02/01/2027	Aa3	1,000,000	1,102,090
Parker County, Texas, Unlimited Tax Road Bonds, Series 2009	5.000%	02/15/2027	AA-	1,000,000	1,061,360
New Braunfels Independent School District (A political subdivision of the State of Texas located in Comal and Guadalupe Counties, Texas), Unlimited Tax School Building Bonds, Series 2008	5.000%	02/01/2028	AA-	1,000,000	1,036,380
Conroe Independent School District, (A political subdivision of the State of Texas located within Montgomery County, Texas) Unlimited Tax School Building Bonds, Series 2009A	5.250%	02/15/2028	Aa2	1,000,000	1,070,370
					20,555,257

Utah (0.98%)
Park City, Utah, Water Revenue Bonds, Series 2010, (Bank Qualified)	4.000%	12/15/2020	Aa2	410,000	437,544
Park City, Utah, Water Revenue Bonds, Series 2010, (Bank Qualified)	4.000%	12/15/2021	Aa2	600,000	631,134
Davis County School District Board of Education, Davis County, Utah, General Obligation School Building Bonds (Utah School Bond Guaranty Program), Series 2007	4.750%	06/01/2022	Aa2	2,375,000	2,569,061
Ogden City, Utah, Sewer and Water Revenue Bonds, Series 2008	5.000%	06/15/2029	Aa3	1,970,000	2,069,544
					5,707,283

Virginia (2.49%)
Virginia Public School Authority, School Financing Bonds (1997 Resolution), Series 2001A (Prerefunded to 08-01-2011 @ 100) (c)	5.000%	08/01/2014	Aa1	2,000,000	2,081,160
Rivanna Water and Sewer Authority, Regional Water and Sewer System Revenue and Refunding Bonds, Series 2005B	4.500%	10/01/2019	Aa2	1,020,000	1,091,563
County of Chesterfield, Virginia, Water and Sewer Revenue Bonds, Series 2007	4.250%	11/01/2020	Aaa	2,540,000	2,749,982
Henrico County, Virginia, General Obligation Public Improvement Bonds, Series 2006 (Prerefunded to 12-01-2016 @ 100) (c)	4.125%	12/01/2020	Aaa	2,100,000	2,401,938
Virginia Public School Authority, School Financing Bonds (1997 Resolution), Refunding Series 2009 C	4.000%	08/01/2021	Aa1	1,500,000	1,583,115

County of Spotsylvania, Virginia, Water and Swer System Revenue Bonds, Series 2007	5.000%	06/01/2023	Aa3	1,235,000	1,335,072
Virginia Public School Authority, School Financing Bonds (1997 Resolution), Series 2004A	4.750%	08/01/2026	Aa1	1,000,000	1,037,680
Virginia Public School Authority, Special Obligation School Financing Bonds, Fluvanna County, Series 2008	6.250%	12/01/2026	AA-	2,000,000	2,299,400
					14,579,910

Washington (4.49%)
Lakewood School District No. 306, Snohomish County, Washington, Unlimited Tax General Obligation Bonds, 2000	5.550%	12/01/2010	A1	2,035,000	2,035,000
State of Washington, General Obligation Bonds, Series 1993A	5.750%	10/01/2012	Aa1	1,935,000	2,050,461
State of Washington, General Obligation Bonds, Series 1993A (Escrowed to Maturity) (c)	5.750%	10/01/2012	AA+	30,000	31,832

38	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2010

	Coupon rate	Maturity date	Rating (Moody’s or S&P) (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)

Washington (Cont.)
Public Utility District No. 1, Douglas County, Washington, Electric Distribution System, Revenue and Refunding Bonds, Series 2004	5.000%	12/01/2017	Aa3	$705,000	$765,320
Tukwila School District No. 406, King County, Washington, Unlimited Tax General Obligation Refunding Bonds, 2004	5.000%	12/01/2017	Aa2	1,000,000	1,110,960
Public Utility District No. 1, Douglas County, Washington, Electric Distribution System, Revenue and Refunding Bonds, Series 2004	5.000%	12/01/2018	Aa3	740,000	797,276
Bethel School District No. 403, Pierce County, Washington, Unlimited Tax General Obligation Bonds, 2006	5.000%	12/01/2020	Aa2	1,000,000	1,101,150
Public Utility District No. 1 of Franklin County, Washington, Electric Revenue and Refunding Bonds, Series 2007	4.750%	09/01/2022	A	1,000,000	1,037,900
Renton School District No. 403, King County, Washington, Unlimited Tax General Obligation Bonds, 2003	4.625%	12/01/2022	Aa2	2,000,000	2,072,080
Yakima School District No. 7, Yakima County, Washington, Unlimited Tax General Obligation and Refunding Bonds, 2009	4.625%	12/01/2024	Aa3	4,000,000	4,221,320
Public Utility District No. 1 of Clark County, Washington, Water System Revenue Bonds, Series 2008	5.000%	01/01/2025	AA-	565,000	591,442
The City of Seattle, Washington, Municipal Light and Power Improvement and Refunding Revenue Bonds, 2008	6.000%	04/01/2025	AA-	1,325,000	1,538,537
Bellevue School District No 405, King County, Washington, Unlimited Tax General Obligation Bonds, 2008	4.750%	12/01/2025	AA+	1,000,000	1,064,130
Lake Washington School District No. 414, King County, Washington, Unlimited Tax General Obligation Bonds, 2008	5.000%	12/01/2025	AA	2,000,000	2,184,300
Public Utility District No. 1 of Clark County, Washington, Water System Revenue Bonds, Series 2008	5.000%	01/01/2026	AA-	500,000	520,445
The City of Seattle, Washington, Drainage and Wastewater Revenue Bonds, 2004	4.750%	09/01/2028	Aa1	3,500,000	3,568,285
State of Washington, Various Purpose General Obligation Bonds, Series 2009A	5.000%	07/01/2031	Aa1	1,500,000	1,563,300

					26,253,738

West Virginia (0.45%)
West Virginia University Board of Governors, University Revenue Improvement Bonds, West Virginia University Projections, 2004 Series C	5.000%	10/01/2024	A+	2,500,000	2,618,525

Wisconsin (1.54%)
City of Appleton, Outagamie, Winnebago, and Calumet Counties, Wisconsin, Water System Revenue Refunding Bonds, Series 2001 (Prerefunded to 01-01-2012 @ 100) (c)	5.375%	01/01/2016	NR	1,460,000	1,534,942
City of Sturgeon Bay, Door County, Wisconsin, General Obligation Refunding Bonds	4.750%	10/01/2021	Aa3	545,000	575,602
School District of New Richmond, St. Croix County, Wisconsin, General Obligation Refunding Bonds	4.750%	04/01/2022	Aa2	1,000,000	1,051,790
City of Sheboygan, Sheboygan County, Wisconsin, General Obligation Corporate Purpose Bonds, Series 2007B	4.750%	10/01/2022	Aa2	800,000	859,088
State of Wisconsin, General Obligation Bonds of 2007, Series B	4.750%	05/01/2023	Aa2	2,335,000	2,471,878
City of Sheboygan, Sheboygan County, Wisconsin, General Obligation Corporate Purpose Bonds, Series 2007B	4.750%	10/01/2023	Aa2	300,000	319,377

City of Fond Du Lac, Fond Du Lac County, Wisconsin, Waterworks System Revenue Bonds, Series 2010	5.000%	09/01/2025	A+	1,000,000	1,051,110
State of Wisconsin, General Obligation Bonds of 2008, Series D	6.000%	05/01/2029	Aa2	1,000,000	1,129,190

					8,992,977

Wyoming (0.31%)
City of Cheyenne, Wyoming, Refunding Revenue Water Bonds, Series 2007	5.000%	12/01/2024	AA	1,700,000	1,811,112

Total Long-term Municipal Bonds
(cost $561,674,681)					585,469,115

See accompanying notes to financial statements.	39

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2010

	Shares	Value
Short-term Investments (0.38%)
JPMorgan Tax Free Money Market Fund	2,263,802	$2,263,802

Total Short-term Investments
(cost $2,263,802)		2,263,802

TOTAL INVESTMENTS (100.47%)
(cost $563,938,483)		587,732,917

LIABILITIES, NET OF OTHER ASSETS (-0.47%)		(2,775,594)

NET ASSETS (100.00%)		$584,957,323

(a)   Ratings are not audited and represent the lower of Moody’s or S&P issuer specific ratings.

(b)   Long-term Municipal Bonds consisted of 9.99% Advanced Refund Bonds, 40.56% General Obligation Bonds and 49.45% Municipal Revenue Bonds.

(c)   Advanced Refund Bonds are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government Agency securities to ensure the timely payment of principal and interest.

(d)   Securities purchased on a “when-issued” basis.

NR – Not Rated

40	See accompanying notes to financial statements.

(This page intentionally left blank.)

.	41

STATE FARM ASSOCIATES’ FUNDS TRUST

STATEMENTS OF ASSETS AND LIABILITIES

November 30, 2010

	Growth Fund	Balanced Fund	Interim Fund	Municipal Bond Fund
Assets
Investments in securities at identified cost	$1,363,327,153	815,089,886	359,274,335	563,938,483

Investments in securities at market value	$2,985,006,588	1,241,787,603	372,753,170	587,732,917
Receivable for:
Dividends and interest	9,804,276	6,967,215	2,732,681	7,819,312
Shares of the Fund sold	2,849,996	715,321	311,957	758,949
Prepaid expenses	22,439	9,022	2,389	4,041

Total assets	2,997,683,299	1,249,479,161	375,800,197	596,315,219

Liabilities and Net Assets
Distributions to shareholders	—	—	18,096	444,338
Payable for:
Shares of the Fund redeemed	1,596,998	427,456	507,185	116,708
Securities purchased	—	—	—	10,685,368
Due to affiliates	296,765	133,111	42,004	64,865
Accrued liabilities	88,467	54,398	31,473	46,617

Total liabilities	1,982,230	614,965	598,758	11,357,896

Net assets applicable to shares outstanding of common stock	$2,995,701,069	1,248,864,196	375,201,439	584,957,323

Fund shares outstanding (no par value, unlimited number of shares authorized)	59,413,538	23,467,260	36,443,815	67,737,357
Net asset value, offering price and redemption price per share	$50.42	53.22	10.30	8.64

Analysis of Net Assets
Paid-in-capital	$1,423,872,640	806,601,688	362,482,884	560,304,849
Accumulated net realized gain (loss)	(81,518,439)	(761,424)	(760,280)	858,040
Net unrealized appreciation (depreciation)	1,621,689,802	426,697,713	13,478,835	23,794,434
Undistributed net investment income (loss)	31,657,066	16,326,219	—	—

Net assets applicable to shares outstanding	$2,995,701,069	1,248,864,196	375,201,439	584,957,323

42	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST

STATEMENTS OF OPERATIONS

November 30, 2010

	Growth Fund	Balanced Fund	Interim Fund	Municipal Bond Fund
Investment Income:
Dividends	$71,661,473	16,535,194	—	—
Interest	9,458	20,972,403	9,386,031	—
Tax-exempt interest	—	—	—	23,835,829

	71,670,931	37,507,597	9,386,031	23,835,829
Less: foreign withholding taxes	(558,387)	(225,550)	—	—

Total investment income	71,112,544	37,282,047	9,386,031	23,835,829

Expenses:
Investment advisory and management fees	3,101,211	1,368,556	428,782	643,563
Trustees’ fees and expenses	124,793	53,541	14,704	25,076
Reports to shareholders	115,643	53,684	21,415	16,257
Professional fees	78,708	51,054	36,439	45,043
Errors and omissions insurance	59,843	24,992	7,684	11,749
Custodian fees	47,744	13,773	496	5,701
ICI dues	34,723	14,300	4,382	6,951
Regulatory fees	34,654	29,379	32,966	26,026
Fidelity bond expense	7,056	2,955	1,008	1,405
Securities valuation fees	1,552	24,806	4,605	85,774

Total expenses	3,605,927	1,637,040	552,481	867,545

Net investment income	67,506,617	35,645,007	8,833,550	22,968,284

Realized and unrealized gain (loss):
Net realized gain (loss) on sales of investments	(8,819,052)	950,630	—	858,040
Net realized gain (loss) on foreign currency transactions	(46,352)	(4,441)	—	—
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	80,108,736	24,358,817	(571,632)	(4,077,435)

Net realized and unrealized gain (loss) on investments	71,243,332	25,305,006	(571,632)	(3,219,395)

Net change in net assets resulting from operations	$138,749,949	60,950,013	8,261,918	19,748,889

See accompanying notes to financial statements.	43

STATE FARM ASSOCIATES’ FUNDS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Growth Fund
Years ended November 30,	2010	2009
From operations:
Net investment income	$67,506,617	69,338,454
Net realized gain (loss)	(8,865,404)	(14,831,996)
Change in net unrealized appreciation or depreciation	80,108,736	435,230,096

Net change in net assets resulting from operations	138,749,949	489,736,554
Distributions to shareholders from and in excess of:
Net investment income	(66,318,319)	(74,462,134)
Net realized gain	—	—

Total distributions to shareholders	(66,318,319)	(74,462,134)
From Fund share transactions:
Proceeds from shares sold	193,997,683	211,306,627
Reinvestment of distributions	63,190,587	71,034,397

	257,188,270	282,341,024
Less payments for shares redeemed	(314,999,014)	(279,403,305)

Net increase (decrease) in net assets from Fund share transactions	(57,810,744)	2,937,719

Total increase (decrease) in net assets	14,620,886	418,212,139

Net assets:
Beginning of period	2,981,080,183	2,562,868,044

End of period*	$2,995,701,069	2,981,080,183

*Including undistributed net investment income (loss)	$31,657,066	30,515,120

Share Information
Sold	3,945,764	5,031,085
Issued in reinvestment of distributions	1,362,258	1,694,780
Redeemed	(6,453,004)	(6,799,726)

Net increase (decrease)	(1,144,982)	(73,861)

44	See accompanying notes to financial statements.

Balanced Fund		Interim Fund		Municipal Bond Fund
2010	2009	2010	2009	2010	2009
35,645,007	37,346,422	8,833,550	9,309,331	22,968,284	22,028,631
946,189	(1,732,402)	—	—	858,040	1,294,555
24,358,817	130,121,452	(571,632)	173,385	(4,077,435)	31,941,415

60,950,013	165,735,472	8,261,918	9,482,716	19,748,889	55,264,601

(35,604,562)	(40,161,602)	(8,833,550)	(9,309,331)	(22,968,284)	(22,028,631)
—	(1,640)	—	—	(1,294,555)	(1,196,406)

(35,604,562)	(40,163,242)	(8,833,550)	(9,309,331)	(24,262,839)	(23,225,037)

118,727,346	113,522,613	116,831,825	143,620,020	59,881,591	44,767,820
34,084,697	38,353,918	8,555,289	8,993,614	18,948,199	18,077,412

152,812,043	151,876,531	125,387,114	152,613,634	78,829,790	62,845,232
(131,978,162)	(127,575,283)	(97,937,613)	(133,220,272)	(33,897,795)	(28,978,868)

20,833,881	24,301,248	27,449,501	19,393,362	44,931,995	33,866,364

46,179,332	149,873,478	26,877,869	19,566,747	40,418,045	65,905,928

1,202,684,864	1,052,811,386	348,323,570	328,756,823	544,539,278	478,633,350

1,248,864,196	1,202,684,864	375,201,439	348,323,570	584,957,323	544,539,278

16,326,219	16,312,975	—	—	—	—

2,282,028	2,406,536	11,379,286	13,980,778	6,862,816	5,219,685
679,537	822,880	833,412	876,204	2,175,396	2,113,724
(2,548,810)	(2,748,790)	(9,550,126)	(12,987,350)	(3,890,043)	(3,401,958)

412,755	480,626	2,662,572	1,869,632	5,148,169	3,931,451

See accompanying notes to financial statements.	45

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

1. Investment Objective

The State Farm Associates’ Funds Trust (the “Trust”) has four separate investment portfolios (each a “Fund” and together, the “Funds”). Each Fund has its own investment objective, investment policies, restrictions, and attendant risks. State Farm Investment Management Corp. (“SFIMC”) is the Trust’s investment adviser.

The State Farm Growth Fund (the “Growth Fund”) seeks long-term growth of capital which may be supplemented by income. The Growth Fund seeks to achieve this objective by investing at least 80% of its assets in common stocks and other income producing equity securities.

The State Farm Balanced Fund (the “Balanced Fund”) seeks long-term growth of principal while providing some current income. The Balanced Fund seeks to achieve its objective by investing approximately 60% of its assets in common stocks, and ordinarily limits its common stock investments to no more than 75% of total assets. The Balanced Fund ordinarily invests at least 25% of its total assets in fixed income securities. The Balanced Fund invests in fixed income securities to provide relative stability of principal and income.

The State Farm Interim Fund (the “Interim Fund”) seeks the realization over a period of years of the highest yield consistent with relatively low price volatility. The Interim Fund seeks to achieve its investment objective through investment in high quality debt securities with short and intermediate-term maturities.

The State Farm Municipal Bond Fund (the “Municipal Bond Fund”) seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Municipal Bond Fund seeks to achieve its investment objective through investment primarily in a diversified selection of municipal bonds with maturities of one to seventeen years. The Municipal Bond Fund normally invests so that either (1) at least 80% of the Fund’s net investment income is exempt from regular federal income tax or (2) at least 80% of the Fund’s net assets are invested in securities that produce income exempt from regular federal income tax.

2. Significant accounting policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”).

  Securities valuation

Investments are valued pursuant to valuation procedures approved by the Trust’s Board of Trustees. Valuations under these procedures reflect the fair value of the investments.

Fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in three broad levels as follows:

—	Level 1 - quoted prices (unadjusted) in active markets for identical securities
—

Level 2 - significant other observable inputs (other than quoted prices included within Level 1), such as quoted prices for similar securities and interest rates, prepayment speeds, credit risk, etc., on fixed income securities

—	Level 3 - significant unobservable inputs (including SFIMC’s own assumptions in determining the fair value of a Fund’s investments)

Stocks traded on securities exchanges, or in an over-the-counter market in which transaction prices are reported, are valued at the last sales prices on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Stocks traded on NASDAQ are valued at the NASDAQ Official Closing Price. Long-term debt securities and U.S. Treasury bills are generally valued using quotations provided by an independent pricing service. Short-term debt securities with remaining maturities of 60 days or less (other than U.S. Treasury bills) are generally valued on an amortized cost basis, which approximates market value. Short sales, if any, are valued at market value.

Portfolio securities that are primarily traded on foreign securities exchanges (“foreign securities”) are valued at the closing values of such securities on the respective exchange where each security is primarily traded. SFIMC may determine that a market quotation for a foreign security held by a Fund is not reliable because of events or circumstances that have occurred between the time of the market quotation and the time the net asset value of the Fund is calculated. Such events might include company-specific developments, a development that might affect an entire market or region, a potentially global development or a significant change in one or more U.S. securities indexes. If SFIMC determines that the market quotation for a foreign security is not reliable, SFIMC will determine the foreign security’s value in SFIMC’s reasonable judgment.

For securities other than foreign securities, for which market prices are not readily available or are considered unreliable, SFIMC is required to obtain bid price quotations from brokers or dealers in the securities. If SFIMC cannot obtain a quotation for the security or if SFIMC believes the quotation does not represent the security’s fair value, then SFIMC will determine the security’s value in SFIMC’s reasonable judgment.

In determining a value based on reasonable judgment, SFIMC may use different methodologies, including multiple of earnings, multiple of book value, discount from market of a similar freely traded security or, for debt securities, yield to maturity. Other factors SFIMC may consider in determining value for

46

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

a security include, but are not limited to, fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, the last traded price of the security, significant global or regional events such as political unrest, natural disasters, and war, and significant movements in major market indices, exchange traded funds, index futures or other financial instruments in the U.S. or other markets.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each Fund’s assets as of November 30, 2010:

		Investments in Securities
Fund	Level 1	Level 2	Level 3	Total
Growth Fund
Common Stocks (a)	$2,953,658,703	$—	$—	$2,953,658,703
Short-term Investments	31,347,885	—	—	31,347,885
Balanced Fund
Common Stocks (a)	695,890,817	80,640	—	695,971,457
Corporate Bonds	—	204,901,405	—	204,901,405
Foreign Government Bonds	—	2,876,992	—	2,876,992
Government Agencies	—	1,187,256	—	1,187,256
U.S. Treasury Obligations	—	262,414,502	—	262,414,502
Short-term Investments	74,435,991	—	—	74,435,991
Interim Fund
Corporate Bonds	—	85,750,651	—	85,750,651
U.S. Treasury Obligations	—	264,118,807	—	264,118,807
Short-term Investments	22,883,712	—	—	22,883,712
Municipal Bond Fund
Long-term Municipal Bonds	—	585,469,115	—	585,469,115
Short-term Investments	2,263,802	—	—	2,263,802

(a) Industry classification is disclosed in the Schedule of Investments.

The Funds did not hold any Level 3 securities or other financial instruments as of November 30, 2009 or for the year ended November 30, 2010. There were no significant transfers of securities between Level 1 and Level 2 as of November 30, 2010 as compared to November 30, 2009.

  Securities transactions and investment income

For financial reporting purposes, security transactions are accounted for on trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, and includes amortization of premiums and discounts on fixed income securities. Realized gains and losses from security transactions are reported on an identified cost basis.

  Securities purchased on a “when-issued” basis

The Municipal Bond Fund may purchase municipal bonds on a “when-issued” basis. Delivery and payment for these securities may be a month or more after the purchase date, during which time such securities are subject to market fluctuations. The Municipal Bond Fund identifies and holds specific liquid assets with a market value at least equal to the amount of the when-issued purchase commitments in order to ensure that it can meet those commitments. It is possible that the securities will never be issued and the commitment cancelled. At November 30, 2010, the Municipal Bond Fund had commitments of $9,353,792 (representing 1.60% of net assets) for when-issued securities.

  Fund share valuation

Fund shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined daily on each day the New York Stock Exchange is open, except that a Fund need not compute a net asset value on any day when no purchase or redemption order has been received by the Fund. The net asset values are determined as of the close of regular session trading on the New York Stock Exchange (usually 3:00 p.m. Central time). The net asset value per share is computed by dividing the total value of a Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.

47

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

  Federal income taxes, dividends and distributions to shareholders

It is the Funds’ policy to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute substantially all of their taxable income, including any net realized gain on sales of investments, reportable for federal income tax purposes. The Funds intend to comply with this policy and, accordingly, no provision for federal income taxes has been made.

As of November 30, 2010, the Trust’s management completed a review of tax positions taken by the Funds and determined that no tax liability was required for unrecognized tax benefits, and no additional disclosures were needed. Generally, the tax authorities can initiate examinations of tax returns within the three year period beginning on the date such returns are filed. As a result, some tax returns are still open and subject to examination.

As of November 30, 2010, each Fund’s aggregate unrealized gains and losses on securities based on cost for federal income tax purposes were as follows:

Fund	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

Growth Fund	$1,363,327,153	$1,699,494,849	$(77,815,414)	$1,621,679,435
Balanced Fund	815,084,044	446,556,915	(19,853,356)	426,703,559
Interim Fund	359,274,335	13,478,835	—	13,478,835
Municipal Bond Fund	563,938,483	24,766,558	(972,124)	23,794,434

The differences between the cost of investments for federal income tax purposes and the cost of investments reflected on the Statements of Assets and Liabilities and Schedules of Investments are primarily related to the timing of recognition of gains and losses and investment income.

The Interim Fund and Municipal Bond Fund declare dividends daily equal to each Fund’s respective net investment income, and distributions of such amounts are made on the last business day of each month.

Net realized gains on sales of investments, if any, are distributed annually after the close of a Fund’s fiscal year. Dividends and distributions payable to shareholders are recorded by the respective Fund on the ex-dividend date.

On December 20, 2010, the Growth Fund declared an ordinary income dividend of $0.58 per share to shareholders of record on December 17, 2010 (reinvestment date December 20, 2010).

On December 20, 2010, the Balanced Fund declared an ordinary income dividend of $0.785 per share to shareholders of record on December 17, 2010 (reinvestment date December 20, 2010).

On December 20, 2010, the Municipal Bond Fund declared a capital gain distribution of $0.01281 per share to shareholders of record on December 17, 2010 (reinvestment date December 20, 2010).

As of November 30, 2010, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Expiration year	Growth Fund	Balanced Fund	Interim Fund
2012	$ —	$ —	$234,320
2013	—	—	375,020
2014	—	—	61,482
2015	—	—	89,458
2016	57,736,115	—	—
2017	14,963,272	761,424	—
2018	8,819,052	—	—
Total:	$81,518,439	$761,424	$760,280

The Balanced Fund utilized $973,390 of capital loss carryforwards to offset realized capital gains in 2010.

The Interim Fund had a capital loss carryover of $399,032 that expired in 2010 and was reclassified from accumulated net realized gain (loss) to paid in capital on the Statement of Assets and Liabilities.

48

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

As of November 30, 2010, in accordance with federal tax regulations, the components of distributable earnings on a tax basis were as follows:

	Growth Fund	Balanced Fund	Interim Fund	Municipal Bond Fund
Undistributed ordinary income	$31,657,066	$16,320,377	$—	$—
Undistributed long-term gain	—	—	—	858,040
Accumulated capital and other losses	(81,518,439)	(761,424)	(760,280)	—
Unrealized appreciation (depreciation)	1,621,689,802	426,703,555	13,478,835	23,794,434

Total	$1,571,828,429	$442,262,508	$12,718,555	$24,652,474

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations which may differ from GAAP. These differences may be primarily due to the recognition of net realized losses, the timing of fund distributions, expiring capital loss carryovers, and foreign currency transactions. As a result, net investment income and net realized gain or loss on investment transactions for a reporting period may differ from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain capital accounts without impacting its net asset value.

For the year ended November 30, 2010, these reclassifications were as follows:

Fund	Paid in Capital	Accumulated Net Realized Gain (Loss)	Undistributed (Accumulated) Net Investment Income (Loss)
Growth Fund	$—	$ 46,352	$(46,352)
Balanced Fund	—	27,201	(27,201)
Interim Fund	(399,032)	399,032	—

The tax character of distributions for the Municipal Bond Fund (including distributions declared but not yet paid) was as follows for the years ended November 30, 2010 and November 30, 2009:

2010	Tax-Exempt Income	Ordinary Income	Long-term Capital Gain	Total
Municipal Bond Fund	$22,968,284	$46,017	$1,248,538	$24,262,839

For the remaining Funds, the tax distributions of ordinary income and long-term capital gains were the same as the distributions from net investment income and capital gains reflected in the Statements of Changes in Net Assets for the year ended November 30, 2010.

2009	Tax-Exempt Income	Ordinary Income	Long-term Capital Gain	Total
Municipal Bond Fund	$22,028,631	$28,716	$1,167,690	$23,225,037

For the remaining Funds, the tax distributions of ordinary income and long-term capital gains were the same as the distributions from net investment income and capital gains reflected in the Statements of Changes in Net Assets for the year ended November 30, 2009.

  Foreign currency translation

Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing foreign exchange rates at November 30, 2010. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the prevailing foreign exchange rates on the respective dates of transactions. That portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with realized and unrealized gains and losses on investment securities.

  Expenses

Expenses arising in connection with a specific Fund are allocated to that Fund. Common Trust expenses are allocated between the Funds in proportion to each Fund’s relative net assets.

49

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

  Use of estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

  Commitments and contingencies

In the normal course of business, the Trust enters into contracts on behalf of the Funds that may contain provisions for general indemnifications. Each Fund’s maximum exposure under these indemnification provisions is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on past experience, the Funds believe the risk of loss from these indemnification provisions is improbable.

3. Transactions with affiliates

The Trust has entered into an investment advisory and management services agreement with SFIMC pursuant to which each Fund pays SFIMC an annual fee (computed on a daily basis and paid monthly) at the following rates:

Growth Fund	0.20% of the first $100 million of average net assets
0.15% of the next $100 million of average net assets
0.10% of the average net assets in excess of $200 million

Balanced Fund	0.20% of the first $100 million of average net assets
0.15% of the next $100 million of average net assets
0.10% of the average net assets in excess of $200 million

Interim Fund	0.20% of the first $50 million of average net assets
0.15% of the next $50 million of average net assets
0.10% of the average net assets in excess of $100 million

Municipal Bond Fund	0.20% of the first $50 million of average net assets
0.15% of the next $50 million of average net assets
0.10% of the average net assets in excess of $100 million

Other than proceeds from the account fee imposed on certain shareholders of the Trust, the Funds do not pay any direct or indirect discount, commission or other compensation for transfer agent services provided by SFIMC or for distribution and underwriting services provided by State Farm VP Management Corp.

Certain officers and/or trustees of the Trust are also officers and/or directors of SFIMC. The Trust made no payments to its officers or trustees except for trustees’ fees paid to or accrued for the Trust’s independent trustees.

  Expense Reduction Agreement

SFIMC has agreed to reimburse a Fund if, and to the extent, a Fund’s total annual operating expenses exceed 0.40% of the Fund’s average net assets.

50

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

4. Investment transactions

Investment transactions (exclusive of short-term instruments) for the year ended November 30, 2010:

Growth Fund
Purchases	$15,713,926
Proceeds from sales	43,179,074
Balanced Fund
Purchases	91,080,104
Proceeds from sales	52,564,015
Interim Fund
Purchases	63,233,033
Proceeds from sales	35,000,000
Municipal Bond Fund
Purchases	107,972,083
Proceeds from sales	51,206,972

51

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns within each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

STATE FARM ASSOCIATES’ FUNDS TRUST GROWTH FUND

(For a share outstanding throughout each period)

	Year ended November 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$49.23	42.27	63.49	56.98	50.06

Income from Investment Operations
Net investment income (a)	1.12	1.14	1.29	1.20	1.10
Net gain (loss) on investments (both realized and unrealized)	1.17	7.05	(19.12)	6.48	6.83

Total from investment operations	2.29	8.19	(17.83)	7.68	7.93

Less Distributions
Net investment income	(1.10)	(1.23)	(1.31)	(1.17)	(1.01)
Net realized gain	—	—	(2.08)	—	—

Total distributions	(1.10)	(1.23)	(3.39)	(1.17)	(1.01)

Net asset value, end of period	$50.42	49.23	42.27	63.49	56.98

Total Return	4.86%	19.92%	(29.57)%	13.65%	16.07%

Ratios/Supplemental Data
Net assets, end of period (millions)	$2,995.7	2,981.1	2,562.9	3,801.4	3,447.9

Average net asset ratios
Expenses	0.12%	0.13%	0.12%	0.12%	0.12%
Net investment income	2.29%	2.71%	2.35%	2.00%	2.07%

Portfolio turnover rate	1%	1%	2%	4%	2%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

52	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

(For a share outstanding throughout each period)

	Year ended November 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$52.17	46.64	60.45	55.94	51.07

Income from Investment Operations
Net investment income (a)	1.52	1.64	1.83	1.76	1.66
Net gain (loss) on investments (both realized and unrealized)	1.06	5.67	(12.05)	4.52	4.78

Total from investment operations	2.58	7.31	(10.22)	6.28	6.44

Less Distributions
Net investment income	(1.53)	(1.78)	(1.85)	(1.72)	(1.57)
Net realized gain (b)	—	—	(1.74)	(0.05)	—

Total distributions	(1.53)	(1.78)	(3.59)	(1.77)	(1.57)

Net asset value, end of period	$53.22	52.17	46.64	60.45	55.94

Total Return	5.15%	16.17%	(17.88)%	11.49%	12.91%

Ratios/Supplemental Data
Net assets, end of period (millions)	$1,248.9	1,202.7	1,052.8	1,339.6	1,234.5

Average net asset ratios
Expenses	0.13%	0.14%	0.13%	0.13%	0.13%
Net investment income	2.93%	3.48%	3.36%	3.06%	3.13%

Portfolio turnover rate	5%	1%	4%	9%	4%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.
(b)	Distributions represent less than $0.01 per share for the year ended November 30, 2009.

See accompanying notes to financial statements.	53

STATE FARM ASSOCIATES’ FUNDS TRUST INTERIM FUND

(For a share outstanding throughout each period)

	Year ended November 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$10.31	10.30	9.94	9.64	9.59

Income from Investment Operations
Net investment income	0.26	0.28	0.33	0.37	0.35
Net gain (loss) on investments (both realized and unrealized)	(0.01)	0.01	0.36	0.30	0.05

Total from investment operations	0.25	0.29	0.69	0.67	0.40

Less Distributions
Net investment income	(0.26)	(0.28)	(0.33)	(0.37)	(0.35)

Total distributions	(0.26)	(0.28)	(0.33)	(0.37)	(0.35)

Net asset value, end of period	$10.30	10.31	10.30	9.94	9.64

Total Return	2.43%	2.81%	7.09%	7.13%	4.30%

Ratios/Supplemental Data
Net assets, end of period (millions)	$375.2	348.3	328.8	226.7	181.1

Average net asset ratios
Expenses	0.16%	0.16%	0.17%	0.18%	0.19%
Net investment income	2.50%	2.68%	3.28%	3.83%	3.71%

Portfolio turnover rate	11%	11%	16%	18%	15%

54	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

(For a share outstanding throughout each period)

	Year ended November 30,
	2010	2009	2008	2007	2006
Net asset value, beginning of period	$8.70	8.16	8.43	8.48	8.47

Income from Investment Operations
Net investment income	0.35	0.37	0.36	0.37	0.38
Net gain (loss) on investments (both realized and unrealized)	(0.04)	0.56	(0.25)	(0.05)	0.01

Total from investment operations	0.31	0.93	0.11	0.32	0.39

Less Distributions
Net investment income	(0.35)	(0.37)	(0.36)	(0.37)	(0.38)
Net realized gain (a)	(0.02)	(0.02)	(0.02)	—	—

Total distributions	(0.37)	(0.39)	(0.38)	(0.37)	(0.38)

Net asset value, end of period	$8.64	8.70	8.16	8.43	8.48

Total Return	3.64%	11.53%	1.30%	3.91%	4.73%

Ratios/Supplemental Data
Net assets, end of period (millions)	$585.0	544.5	478.6	465.7	450.8

Average net asset ratios
Expenses	0.15%	0.16%	0.15%	0.15%	0.15%
Net investment income	4.04%	4.27%	4.35%	4.41%	4.46%

Portfolio turnover rate	9%	9%	16%	13%	6%

(a)	Distributions represent less than $0.01 per share for the years ended November 30, 2007 and November 30, 2006.

See accompanying notes to financial statements.	55

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees

State Farm Associates’ Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the State Farm Growth Fund, State Farm Balanced Fund, State Farm Interim Fund, and State Farm Municipal Bond Fund (the “Funds”), comprising the State Farm Associates’ Funds Trust, as of November 30, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies by brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds at November 30, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

January 24, 2011

56

Management Information – State Farm Associates’ Funds Trust

I. Information about Non-Interested (Independent) Trustees of State Farm Associates’ Funds Trust

Name, Address, and Age	Position Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Thomas M. Mengler One State Farm Plaza Bloomington, Illinois 61710 Age 57	Trustee	Began service in 1998 to the predecessor of the Trust and serves until successor is elected or appointed.	DEAN and PROFESSOR OF LAW – University of St. Thomas School of Law; TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None
James A. Shirk One State Farm Plaza Bloomington, Illinois 61710 Age 66	Trustee	Began service in 1987 to the predecessor of the Trust and serves until successor is elected or appointed.	DIRECTOR and PRESIDENT – Beer Nuts, Inc. (manufacturer of snack foods); TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None
Victor J. Boschini One State Farm Plaza Bloomington, Illinois 61710 Age 54	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHANCELLOR – Texas Christian University; TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None
David L. Vance One State Farm Plaza Bloomington, Illinois 61710 Age 58	Trustee	Began service in 2001 and serves until successor is elected or appointed.	PRESIDENT/OWNER (since 7/2010) - Poudre River Press LLC (book publisher); CONSULTANT/ PRESIDENT (since 2/2007) – Manage Learning LLC (consults with organizations on learning strategy, governance, measurement and evaluation); PRESIDENT (1/2000-1/2007) – Caterpillar University; CHIEF ECONOMIST AND MANAGER of the Business Intelligence Group (1/1994-1/2007) – Caterpillar, Inc. (manufacturer of heavy equipment and earth-moving machinery); TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None
Donald A. Altorfer One State Farm Plaza Bloomington, Illinois 61710 Age 67	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHAIRMAN – Altorfer, Inc. (dealer in heavy machinery and equipment); TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None
Alan R. Latshaw One State Farm Plaza Bloomington, Illinois 61710 Age 59	Trustee	Began service in 2005 and serves until successor is elected or appointed.	RETIRED; TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	TRUSTEE – MainStay Funds (65 portfolios) TRUSTEE – (10/2005 – 8/2007) Utopia Funds (4 portfolios)
Anita M. Nagler One State Farm Plaza Bloomington, Illinois 61710 Age 54	Trustee	Began service in 2006 and serves until successor is elected or appointed.	PRIVATE INVESTOR; CHIEF EXECUTIVE OFFICER and CHAIRMAN (through 12/2005) – Harris Alternatives, L.L.C. (investment adviser to funds of hedge funds); TRUSTEE (since 12/2006) – State Farm Mutual Fund Trust, State Farm Variable Product Trust.	28	None

57

Management Information – State Farm Associates’ Funds Trust

II. Information about Interested Trustees/Officers of State Farm Associates’ Funds Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Edward B. Rust, Jr.* One State Farm Plaza Bloomington, Illinois 61710 Age 60	Trustee and President	Began service in 1991 to the predecessor of the Trust and serves until successor is elected or appointed.	CHAIRMAN OF THE BOARD, CHIEF EXECUTIVE OFFICER, PRESIDENT (since 1/2007) and DIRECTOR – State Farm Mutual Automobile Insurance Company; PRESIDENT and DIRECTOR – State Farm VP Management Corp., State Farm Investment Management Corp.; PRESIDENT and TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	DIRECTOR – McGraw-Hill Corporation (publishing company); DIRECTOR – Caterpillar, Inc.; DIRECTOR – Helmerich & Payne, Inc. (energy exploration and production company)

Michael L. Tipsord* One State Farm Plaza Bloomington, Illinois 61710 Age 51	Trustee, Senior Vice President and Treasurer	Began service in 1989 as an officer to the predecessor of the Trust and serves until removed; began service in 2002 as a Trustee of the Trust and serves until successor is elected or appointed.	VICE CHAIRMAN, CHIEF FINANCIAL OFFICER, TREASURER (7/2001-6/2009) and DIRECTOR (since 6/2007) – State Farm Mutual Automobile Insurance Company; DIRECTOR, SENIOR VICE PRESIDENT and TREASURER – State Farm Investment Management Corp., State Farm VP Management Corp.; TRUSTEE, SENIOR VICE PRESIDENT and TREASURER – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	DIRECTOR – Navigant Consulting, Inc. (international consulting firm)

*	Messrs. Rust and Tipsord are “interested” Trustees as defined by the Investment Company Act of 1940 because each is (i) an Officer of State Farm Associates’ Funds Trust (the “Trust”), (ii) a Director of State Farm Investment Management Corp., the Trust’s investment adviser, (iii) a Director of State Farm VP Management Corp., the Trust’s distributor, (iv) an Officer of State Farm Investment Management Corp., and (v) an Officer of State Farm VP Management Corp.

58

Management Information – State Farm Associates’ Funds Trust

III. Information about Officers of State Farm Associates’ Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years

Paul N. Eckley One State Farm Plaza Bloomington, Illinois 61710 Age 56	Senior Vice President	Began service in 1999 to the predecessor of the Trust and serves until removed.

SENIOR VICE PRESIDENT – INVESTMENTS – State Farm Mutual Automobile Insurance Company; SENIOR VICE PRESIDENT (before 6/2006) – State Farm Investment Management Corp., State Farm Variable Product Trust, State Farm Mutual Fund Trust.

Donald E. Heltner One State Farm Plaza Bloomington, Illinois 61710 Age 63	Vice President	Began service in 1998 to the predecessor of the Trust and serves until removed.	VICE PRESIDENT – FIXED INCOME – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – State Farm Investment Management Corp., State Farm Variable Product Trust, State Farm Mutual Fund Trust.

John S. Concklin One State Farm Plaza Bloomington, Illinois 61710 Age 64	Vice President	Began service in 1995 to the predecessor of the Trust and serves until removed.	VICE PRESIDENT – COMMON STOCKS – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – State Farm Investment Management Corp.; VICE PRESIDENT – State Farm Variable Product Trust, State Farm Mutual Fund Trust.

Colleen R. Van Dyke Three State Farm Plaza Bloomington, IL 61791 Age 44	Vice President	Began service in 2008 and serves until removed.

VICE PRESIDENT – SECURITIES PRODUCTS (since 5/2008) and VICE PRESIDENT – CONTINUOUS RENEWAL GROUP (10/2005-5/2008) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 5/2008) – State Farm Investment Management Corp., State Farm VP Management Corp., State Farm Variable Product Trust, State Farm Mutual Fund Trust.

Kurt T. Oleson Three State Farm Plaza Bloomington, Illinois 61791 Age 49	Vice President and Secretary	Began service in March 2009 and serves until removed.

ASSISTANT VICE PRESIDENT – SECURITIES PRODUCTS (since 1/2009), ASSISTANT VICE PRESIDENT – AUDITING (9/2006-1/2009) and DIRECTOR – AUDITING (9/2005-9/2006) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – FINANCIAL and SECRETARY (since 3/2009) – State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT and SECRETARY (since 3/2009) – State Farm Variable Product Trust, State Farm Mutual Fund Trust.

David R. Grizzle Three State Farm Plaza Bloomington, Illinois 61791 Age 51	Chief Compliance Officer and Assistant Secretary- Treasurer	Began service as Assistant Secretary- Treasurer in 2001 and as Chief Compliance Officer in 2006 and serves until removed.	CHIEF COMPLIANCE OFFICER (since 5/2006) – State Farm Variable Product Trust, State Farm Mutual Fund Trust; DIRECTOR – SECURITIES PRODUCTS – State Farm Mutual Automobile Insurance Company; ASSISTANT SECRETARY – TREASURER – State Farm Variable Product Trust, State Farm Mutual Fund Trust; CHIEF COMPLIANCE OFFICER and ASSISTANT SECRETARY - TREASURER – State Farm Investment Management Corp.; ASSISTANT SECRETARY – TREASURER – State Farm VP Management Corp.

The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees of the Trust, and the SAI is available without charge upon request. Call toll-free 1-800-447-0740 to request a copy of the SAI.

59

P.O. Box 219548 Kansas City, MO 64121-9548 FORWARDING SERVICE REQUESTED	U.S. POSTAGE PAID LANCASTER, PA PERMIT NO. 1275

PRESORTED STANDARD

Not FDIC Insured	• May Lose Value • No Bank Guarantee

There is no assurance that the Funds will achieve their investment objectives.
State Farm VP Management Corp. (Underwriter and Distributor of Securities Products) One State Farm Plaza Bloomington, Illinois 61710-0001 1-800-447-0740	Investment return and principal value will fluctuate and Fund shares, whenredeemed, may be worth moreor less than the original cost. State Farm Mutual Funds are not insurance products.

statefarm.com®
1-2011
190-4049.12-CH	AP2011/01/0055	Printed in U.S.A.

ITEM 2.  CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (each a “covered person”). During the period covered by this Form N-CSR, registrant did not make any amendment to any provisions of such code of ethics that applies to a covered person and that relates to any element of such code set forth in paragraph (b) of Item 2 of Form N-CSR, and registrant did not grant any waiver from such code of ethics provisions. Registrant hereby undertakes to provide a copy of such code of ethics to any person upon request, without charge. To request a copy of the code of ethics, contact the registrant at 1-800-447-0740.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant’s board of trustees has determined that Alan Latshaw and Anita Nagler, members of the registrant’s Committee of Independent Trustees, each have all of the attributes to be deemed an “audit committee financial expert,” as such term is defined in Instruction 2(b) to Item 3 of Form N-CSR. Mr. Latshaw and Ms. Nagler are “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

As indicated in Instruction 2(d) to Item 3 of Form N-CSR, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item 3 of Form N-CSR. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Committee of Independent Trustees and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not affect the duties, obligations, or liability of any other member of the Committee of Independent Trustees or board of trustees.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

Billed to registrant for fiscal year ending November 30, 2010: $121,314
Billed to registrant for fiscal year ending November 30, 2009: $ 117,791

The audit fees for November 30, 2010 are based on amounts billed and expected to be billed to registrant by the registrant’s independent registered public accountant and include an estimated amount from the registrant’s independent registered public accountant for the out-of-pocket expenses it expects to bill to registrant for that time period.

(b)	Audit-Related Fees

Billed to registrant for fiscal year ending November 30, 2010: $ 0
Billed to registrant for fiscal year ending November 30, 2009: $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending November 30, 2010: $ 0
Billed for fiscal year ending November 30, 2009: $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

(c)	Tax Fees

Billed to registrant for fiscal year ending November 30, 2010: $ 15,000
Billed to registrant for fiscal year ending November 30, 2009: $ 14,400

The nature of the services comprising the fees disclosed under this category:

Includes fees for reviewing the registrant’s compliance with tax qualification tests relating to asset diversification, gross income, and distribution requirements to maintain the registrant’s status as a Regulated Investment Company under current provisions of the Internal Revenue Code. Also includes fees for reviewing the registrant’s tax returns (federal, state, and excise) and a review of income tax and excise tax positions, issues and tax accounting methods with respect to the registrant.

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending November 30, 2010: $ 0
Billed for fiscal year ending November 30, 2009: $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

(d)	All Other Fees

Billed to registrant for fiscal year ending November 30, 2010: $ 0
Billed to registrant for fiscal year ending November 30, 2009: $ 0

The nature of the services comprising the fees disclosed under this category include: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending November 30, 2010: $ 0
Billed for fiscal year ending November 30, 2009: $ 26,500

The nature of the services comprising the fees disclosed under this category:

The fees for November 30, 2009 that were approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X were billed to registrant’s transfer agent, State Farm Investment Management Corp., by the registrant’s independent registered public accountant. These fees related to the performance of an internal control review of the internal controls of the registrant’s transfer agent and issuance of a report in accordance with Rule 17Ad-13 under the Securities Exchange Act of 1934 by the registrant’s independent registered public accountant.

(e)(1)	The Committee of Independent Trustees’ pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X:

The Committee of Independent Trustees (the “Committee”) will approve and recommend to the Board, the selection, retention or termination of the independent registered public accountants of the Trust, and review the independent registered public accountant’s fees to determine whether those fees appear to be appropriate for the services rendered.

a.	Any engagement shall be pursuant to a written engagement letter approved by the Committee, which shall provide, among other things, that:

- the Committee shall be directly responsible for the appointment, compensation and oversight of the independent registered public accountants; and

- the independent registered public accountants shall report directly to the Committee.

b.	Pre-approve any engagement of the independent registered public accountants to provide any services (other than the prohibited non-audit services specified in section c. below) to the Trust, or to SFIMC [State Farm Investment Management Corp.] and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust), including the fees and other compensation to be paid to the independent registered public accountants. The Chairman of the Committee may grant such pre-approval. Any such delegated pre-approval shall be presented to the Committee by the Chairman at the next meeting of the Committee.

(1)	Pre-approval of non-audit services for the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

(2)	Pre-approval of non-audit services for SFIMC or any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Trust, SFIMC and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided that would have to be pre-approved;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

c.	The independent registered public accountants shall not perform any of the following non-audit services for the Trust:

(1)	bookkeeping or other services related to the accounting records or financial statements of the Trust;

(2)	financial information systems design and implementation;

(3)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(4)	actuarial services;

(5)	internal audit outsourcing services;

(6)	management functions or human resources;

(7)	broker or dealer, investment adviser, or investment banking services;

(8)	legal services and expert services unrelated to the audit; and

(9)	any other services that the Public Company Accounting Oversight Board determines are impermissible.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were rendered to the registrant and approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending November 30, 2010:	not applicable	not applicable	not applicable
Fiscal year ending November 30, 2009:	not applicable	not applicable	not applicable

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending November 30, 2010:	not applicable	not applicable	not applicable
Fiscal year ending November 30, 2009:	not applicable	not applicable	100%

(f)	Not applicable.

(g)	Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant:

Fiscal year ending November 30, 2010: $15,000
Fiscal year ending November 30, 2009: $14,400

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser):

Fiscal year ending November 30, 2010: $ 0
Fiscal year ending November 30, 2009: $ 26,500

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Fiscal year ending November 30, 2010: $ 0
Fiscal year ending November 30, 2009: $ 0

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a)	The information required by this Item 6 is included as part of the report to shareholders under Item 1 of this Form N-CSR.
(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the State Farm Associates’ Funds Trust Board of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report (the “Evaluation Date”), and based on their evaluation as of the Evaluation Date of these controls and procedures as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (as applicable), concluded that the registrant’s disclosure controls and procedures are effective.

(b) No change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)   Not applicable.

(a)(2)   A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto as EX-99.CERT.

(a)(3)   Not applicable.

(b) Certification of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b))(as applicable), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350): Attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

State Farm Associates’ Funds Trust

By	/s/ Edward B. Rust, Jr.
Edward B. Rust, Jr.
President
Date	January 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward B. Rust, Jr.
Edward B. Rust, Jr.
President
Date	January 24, 2011

By	/s/ Michael L. Tipsord
Michael L. Tipsord
Senior Vice President and Treasurer

Date	January 24, 2011